EXHIBIT 4.8


                            SHARE PURCHASE AGREEMENT

                                  BY AND AMONG

                             CENTRASIA MINING CORP.

                          MAGELLAN HOLDINGS (BVI) CORP.

                                       AND

                             STARGATE SOLUTIONS LTD.

                               DATED MAY 11, 2007

    (as amended June 8, 2007, June 22, 2007, July 11, 2007 and July 13, 2007)

                            SHARE PURCHASE AGREEMENT




                         MADE THIS 11TH DAY OF MAY, 2007




                                     BETWEEN




                             STARGATE SOLUTIONS LTD.




                                     - AND -




                             CENTRASIA MINING CORP.




                                     - AND -




                         MAGELLAN HOLDINGS ( BVI ) CORP.

1.       DEFINITIONS, INTERPRETATION AND SCHEDULES............................2

         1.1.     DEFINED TERMS                                               2
         1.2.     CURRENCY                                                    9
         1.3.     GENDER, NUMBER AND OTHER TERMS                              9
         1.4.     DIVISION AND HEADINGS                                       9
         1.5.     CALCULATION OF TIME                                         9
         1.6.     PERFORMANCE ON HOLIDAYS                                    10
         1.7.     WAIVER OF RIGHTS                                           10
         1.8.     KNOWLEDGE                                                  10
         1.9.     SCHEDULES                                                  10
         1.10.       HEADINGS                                                10
         1.11.       NO STRICT CONSTRUCTION                                  11

2.       SALE AND PURCHASE OF PURCHASED SHARES...............................11

         2.1.     SALE AND PURCHASE                                          11
         2.2.     PURCHASE PRICE                                             11
         2.3.     $200,000 LETTER OF CREDIT; FOREGIVENESS OF LOAN            11
         2.4.     INCREASE TO PURCHASE PRICE                                 12
         2.5.     DECREASES TO PURCHASE PRICE                                13
         2.6.     CONTROL OF THE CENTRASIA SHARES                            13
         2.7.     RESTRICTIONS ON THE CENTRASIA SHARES                       13
         2.8.     PAYMENT BY WIRE TRANSFER                                   14

3.       CLOSING DATE AND LOCATION...........................................14


4.       REPRESENTATIONS AND WARRANTIES OF THE VENDOR........................14

         4.1.     AUTHORITY AND AUTHORIZATION                                14
         4.2.     VALIDITY AND ENFORCEABILITY                                14
         4.3.     ORGANIZATION, QUALIFICATION AND GOOD STANDING              15
         4.4.     PREVIOUS NAMES OR SUBSIDIARIES                             15
         4.5.     AUTHORIZED AND ISSUED CAPITAL                              15
         4.6.     TITLE TO THE PURCHASED SHARES AND THE RPI SHARES           16
         4.7.     CORPORATE RECORDS                                          17
         4.8.     NO OPTIONS                                                 17
         4.9.     CONSENTS AND APPROVALS                                     17
         4.10.       NO VIOLATION                                            17
         4.11.       ABSENCE OF OTHER INTERESTS                              18
         4.12.       NATURE OF BUSINESSES                                    18
         4.13.       COMPLIANCE WITH LAWS, LICENCES AND PERMITS              18
         4.14.       AGREEMENTS                                              19
         4.15.       MATERIAL CONTRACTS                                      19
         4.16.       NO CONTRACTUAL CONSENTS REQUIRED                        19
         4.17.       LITIGATION                                              19
         4.18.       LEASED ASSETS                                           19
         4.19.       THE LICENCES                                            20
         4.20.       AGREEMENTS                                              20
         4.21.       CONDUCT OF BUSINESS                                     20
         4.22.       PERMITS                                                 20

         4.23.       TITLE TO THE ASSETS                                     21
         4.24.       NO OPTIONS, ETC.                                        21
         4.25.       BOOKS AND RECORDS                                       21
         4.26.       UNAUDITED FINANCIAL STATEMENTS                          21
         4.27.       ABSENCE OF CHANGES                                      21
         4.28.       ABSENCE OF UNUSUAL TRANSACTIONS                         22
         4.29.       CONDITION OF THE COMPANY                                23
         4.30.       BANK ACCOUNTS AND POWERS OF ATTORNEY                    23
         4.31.       TAXES                                                   23
         4.32.       ABSENCE OF GUARANTEES                                   24
         4.33.       INDEBTEDNESS TO VENDOR                                  24
         4.34.       BANKRUPTCY, ETC.                                        24
         4.35.       EMPLOYEES AND EMPLOYEE PLANS                            24
         4.36.       NO DISSOLUTION, WINDING-UP, ETC.                        24
         4.37.       WITHHOLDING                                             24
         4.38.       ENVIRONMENTAL MATTERS                                   24
         4.39.       UNDISCLOSED INFORMATION                                 26
         4.40.       COPIES OF DOCUMENTS                                     26
         4.41.       OTHER REPRESENTATIONS                                   26

5.       RELIANCE BY PURCHASER...............................................26


6.       COVENANTS OF THE VENDOR.............................................27

         6.1.     CONDUCT OF BUSINESS PRIOR TO CLOSING                       27
         6.2.     EXECUTION OF DOCUMENTS                                     28
         6.3.     REGISTRATION OF DOCUMENTS                                  28
         6.4.     POST-CLOSING COVENANT                                      28

7.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.....................28

         7.1.     AUTHORITY AND AUTHORIZATION                                28
         7.2.     VALIDITY AND ENFORCEABILITY                                28
         7.3.     ORGANIZATION, QUALIFICATION AND GOOD STANDING              29
         7.4.     PREVIOUS NAMES OR SUBSIDIARIES                             29
         7.5.     AUTHORIZED AND ISSUED CAPITAL                              29
         7.6.     TITLE TO THE CENTRASIA SHARES                              29
         7.7.     CORPORATE RECORDS                                          29
         7.8.     NO VIOLATION                                               29
         7.9.     NO CONTRACTUAL CONSENTS REQUIRED                           30
         7.10.       BOOKS AND RECORDS                                       30
         7.11.       BANKRUPTCY, ETC.                                        30
         7.12.       OTHER REPRESENTATIONS                                   30
         7.13.       UNDISCLOSED INFORMATION                                 30

8.       RELIANCE BY VENDOR..................................................30


9.       COVENANTS OF THE PURCHASER..........................................31

         9.1.     EXECUTION OF DOCUMENTS                                     31
         9.2.     REGISTRATION OF DOCUMENTS                                  31
         9.3.     PAYMENT OF THE PURCHASE PRICE                              31

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         9.4.     VENDOR'S RIGHT TO APPOINT A DIRECTOR                       31

10.      AGENCY SERVICES.....................................................31

         10.1. DIRECTION TO PAY COMMISSION. 31 10.2. NO OTHER FEES 32

11.      DUE DILIGENCE AND DISCLOSURE ISSUES.................................32

         11.1.       ACCESS FOR INVESTIGATION                                32
         11.2.       CONFIDENTIALITY                                         32
         11.3.       NEWS RELEASES AND DISCLOSURE                            33
         11.4.       DISCLOSURE ACKNOWLEDGEMENTS                             33

12.      PURCHASER'S CONDITIONS OF CLOSING...................................33

         12.1.       TRUTH AND ACCURACY OF REPRESENTATIONS OF THE
                         VENDOR AT CLOSING                                   33
         12.2.       PERFORMANCE OF OBLIGATIONS                              34
         12.3.       ABSENCE OF INJUNCTIONS                                  34
         12.4.       ABSENCE OF CHANGE OF CONDITIONS                         34
         12.5.       CLOSING DOCUMENTATION                                   34
         12.6.       LEGAL OPINION                                           36
         12.7.       GOOD TITLE TO PURCHASED SHARES                          36
         12.8.       NO ACTION                                               36
         12.9.       NO DEFAULT                                              36
         12.10.      NI 43-101 REPORT                                        37
         12.11.      FINANCING                                               37
         12.12.      CONSENTS, AUTHORIZATIONS AND REGULATORY APPROVAL        37

13.      VENDOR'S CONDITIONS OF CLOSING......................................37

         13.1.       TRUTH AND ACCURACY OF REPRESENTATIONS OF THE
                         PURCHASER AT CLOSING                                37
         13.2.       PERFORMANCE OF OBLIGATIONS                              38
         13.3.       ABSENCE OF INJUNCTIONS                                  38
         13.4.       PURCHASE PRICE                                          38

14.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS...............38

         14.1.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES              38
         14.2.       SURVIVAL OF COVENANTS                                   39

15.      INDEMNITIES.........................................................39

         15.1.       VENDOR'S INDEMNITY                                      39
         15.2.       PURCHASER'S INDEMNITY                                   39
         15.3.       CLAIMS                                                  40
         15.4.       VENDOR'S CERTIFICATE                                    40

16.      TERMINATION.........................................................40

         16.1.       TERMINATION                                             40
         16.2.       REMEDIES                                                41
         16.3.       DAMAGE OR EXPROPRIATION                                 41

17.      POST-CLOSING TRANSACTION............................................42

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18.      MISCELLANEOUS.......................................................42

         18.1.       PUBLIC NOTICES                                          42
         18.2.       NOTICES                                                 42
         18.3.       SEVERABILITY                                            43
         18.4.       ENTIRE AGREEMENT                                        43
         18.5.       SURVIVAL                                                44
         18.6.       NOTICES                                                 44
         18.7.       MODIFICATION; WAIVER                                    44
         18.8.       TIME                                                    44
         18.9.       DISPUTE RESOLUTION AND GOVERNING LAW                    44
         18.10.      FURTHER ASSURANCES                                      44
         18.11.      ASSIGNMENT                                              45
         18.12.      ENUREMENT                                               45
         18.13.      COUNTERPARTS                                            45




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2



                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made this 11th day of May, 2007

BETWEEN:

         STARGATE SOLUTIONS LTD. a corporation incorporated under the laws of the British Virgin Islands having is registered office at P.O. Box 116, Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands

         (the "VENDOR")

AND:

         CENTRASIA MINING CORP., a corporation incorporated under the laws of British Columbia and having an office at 300 - 1055 W. Hastings Street Vancouver, British Columbia C V6E 2E9

         (the "PURCHASER")

AND:

         MAGELLAN HOLDINGS ( BVI ) CORP., a corporation incorporated under the laws of the British Virgin Islands and having an office at c/o HWR Services Limited, Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands

         ("MAGELLAN")

WHEREAS:

A. The Vendor is the legal, beneficial and registered owner of 1000 shares in the capital of R.P.I.M. Minerals Ltd., a Cyprus corporation having its registered office at Kennedy 12, Kennedy Business Centre, 2nd Floor, P.C. 1703, Nicosia, Cyprus (the "COMPANY"), such shares being all of the issued and outstanding shares in the capital of the Company;

B.       Magellan is a wholly-owned subsidiary of the Purchaser; and

C. The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor all of the Vendor's respective legal and beneficial interest in the shares in the capital of the Company on the terms and conditions set forth in this Agreement;

THIS AGREEMENT WITNESSES THAT in consideration the representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.       DEFINITIONS, INTERPRETATION AND SCHEDULES

1.1.     DEFINED TERMS

         As used in this Agreement, the following words and phrases shall have the following meanings:

         (a) "ACTION" means any litigation, action, Order, claim, complaint, prosecution, petition, investigation, suit, hearing, grievance or other legal, administrative, arbitral, governmental or similar proceeding, whether civil or criminal, in law or in equity (including appeals and applications for review);

         (b) "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person;

         (c)      "AGENT" means AGA Management LTD. and its Affiliates;

         (d) "AGREEMENT" means this Agreement, including its recitals and Schedules, as it may be amended, restated or supplemented from time to time;

         (e) "APPLICABLE LAW" means any and all domestic or foreign statute, conventions, laws, statutes, ordinances, by-laws, codes, regulations, rules and all policies, guidelines, standards, Orders, decisions rendered or promulgated of any Governmental Authority applicable to a Party, this Agreement, the Business or the RPI Assets, including without limitation employment, labour, Tax, and Environmental Laws;

         (f) "ASSETS" means all rights, properties or assets and materials of any nature or kind, whether real or personal, tangible or intangible, corporeal or incorporeal, and includes any interest in real property, mineral rights, plant, machinery, facilities, equipment, fixtures, personal property and chattels, whether leased, owned or otherwise;

         (g) "AUDITED FINANCIAL STATEMENTS" means audited consolidated financial statements of the Company and RPI, to be prepared to a date to be determined by the Purchaser and which shall consist of a balance sheet as at the end of each fiscal period, a statement of profit and loss and a statement of changes in financial position with accompanying notes, prepared in accordance with International Financial Reporting Standards and audited in accordance with the International Auditing Standards by an internationally recognized firm of chartered accountants selected by the Purchaser and acceptable to the Vendor.

         (h) "BOOKS AND RECORDS" means all books of account, Tax records, sales and purchase records, customer and supplier lists, computer software, formulae, business reports, plans and projections and all other documents, files, correspondence and other information (whether or not in written, printed, electronic or computer printout form);

         (i) "BUSINESS" means the business carried on by RPI, being exploration and, as the case may be, detail prospecting and production of copper-nickel ores within the License Area as permitted by the respective Licenses and all business and operations related thereto;

         (j) "BUSINESS DAY" means any day other than a Saturday, Sunday or any statutory holiday in the Province of British Columbia;

         (k) "CENTRASIA SHARES" means the 12,500,000 common shares of the Purchaser to be issued to and registered in the name of the Vendor in accordance with this Agreement;

         (l)      "CLAIM" has the meaning assigned thereto in Section 15.3;

         (m)      "CLAIMING  PARTY" has the meaning  assigned thereto in Section
                  15.3;

         (n) "CLOSING" means the completion of the sale and purchase of the Purchased Shares pursuant to this Agreement, which transaction shall be effective as of the Closing Time;

         (o)      "CLOSING DATE" means the later of:

                  (i) the date which is ten Business Days after the date final acceptance of the Sale Transaction is obtained from the TSX Venture Exchange; or

                  (ii) such later date as may be agreed to in writing by the Vendor and the Purchaser;

         (p) "CLOSING TIME" means 10:00 a.m. (Vancouver time) on the Closing Date, or such earlier or later time or date as may be agreed to in writing by the Vendor and the Purchaser;

         (q) "CONTRACT" means any agreement, indenture, mortgage, contract, lease (including, without limitation, any equipment lease, vehicle lease, real property lease, personal property lease and operating lease), plan, arrangement, deed of trust, license, equipment warranty, option, instrument, obligation, undertaking, purchase order, supply commitment or other commitment or agreement, whether written or oral;

         (r) "CORPORATE RECORDS" means the corporate records of a Person, including (i) all constating documents and by-laws, (ii) all minutes of meetings and resolutions of shareholders and directors (and any committees), and (iii) the share certificate books, securities register, register of transfers and register of directors;

         (s) "EMPLOYEE PLAN" means any retirement, pension, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, incentive or other employee compensation or benefit plan, arrangement, policy, program or practice

                  (whether provided on a pre- or post-retirement basis) which is maintained, or otherwise contributed to or required to be contributed to, by RPI for the benefit of any present or former employees, officers or directors of RPI;

         (t) "ENCUMBRANCE" means any encumbrance, lien, execution, priority, claim, charge, pledge, hypothecation, mortgage, debenture, trust deed, conditional sale, title retention agreement, option or security interest of any nature or kind whatsoever, adverse claim, servitude, exception, reservation, covenant, condition, restriction, easement, right of way, right of occupation, lease, licence, any matter or agreement capable of registration against or otherwise affecting title, option, sale agreement, right to purchase, right of pre-emption, privilege or any Contract to create any of the foregoing;

         (u) "ENVIRONMENTAL AUTHORITIES" means Governmental Authority or regulatory authority having jurisdiction under any Environmental Laws, including any department, commission, bureau, board, administrative agency or body of any of the foregoing;

         (v) "ENVIRONMENTAL LAWS" means all Applicable Laws, Orders, injunctions, rules, statutes or regulations of any court, arbitrator or Governmental Authority relating to fisheries, health and safety, the protection or preservation of the environment or the manufacture, processing, distribution, use, treatment, storage, disposal, emission, release, destruction, packaging, containment, discharge, transport, handling, clean-up or other remediation or corrective action of any Hazardous Substances, all reclamation, remediation and closure requirements in connection with mining projects, all bonding or other security requirements relating in any way to reclamation, remediation and closure requirements in connection with mining projects, all authorizations issued pursuant to such Applicable Laws, agreements or requirements, including, but not limited to, Environmental Permits;

         (w) "ENVIRONMENTAL PERMITS" means any and all Permits required under Environmental Laws in connection with the conduct and operation of the Business;

         (x) "ESCROW AGREEMENT" means an agreement in Form 5D of the TSX Venture Exchange between the Vendor, the Purchaser, the Agent and the transfer agent of the shares of the Purchaser as referenced in Section 2.7;

         (y) "ESCROW AGREEMENT 2" means an agreement in form and substance to the satisfaction of the Vendor and the Vendor's Solicitors and to the Purchaser and the Purchaser's Solicitors between the Vendor, the Purchaser and the Escrow Bank to facilitate the transactions contemplated in Section 2.2 and Articles 3 and 10.

         (z) "ESCROW BANK" means a bank in Nicosia, Cyprus selected by the Purchaser with the approval of the Vendor.

         (aa) "GOVERNMENTAL AUTHORITY" means any foreign, domestic, federal, territorial, state, oblast, respublika, avtonomnyy, okrug, kray, gorod, avtonomnaya oblast', regional, municipal or local government entity, quasi-governmental authority, court, commission, board, bureau, agency, instrumentality, or any regulatory, administrative or other department or agency, or any political or other subdivision, department or branch of any of the foregoing including (1) an entity, person, court or other body or organization exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government or subdivision and (2) international organizations formed by or participated in by any foreign, domestic, federal, territorial, state, oblast, respublika, avtonomnyy, okrug, kray, gorod, avtonomnaya oblast', regional, municipal or local government entity, quasi-governmental authority, court, commission, board, bureau, agency, instrumentality, or any regulatory, administrative or other department or agency, or any political or other subdivision, department or branch or representatives thereof;

         (bb)     "HAZARDOUS SUBSTANCES" include

                  (i)      any   substance   the  presence  of  which   requires
                           reporting, investigation, removal and remediation under any Environmental Laws;

                  (ii) any substance that is defined as a pollutant, contaminant, dangerous substance, toxic substance, hazardous or toxic chemical, hazardous waste or hazardous substance under any Environmental Laws;

                  (iii) any substance that is toxic, explosive, corrosive, flammable, ignitable, radioactive, infectious, carcinogenic or otherwise hazardous and is regulated by or forms the basis of Liability under any Environmental Laws;

                  (iv) any substance the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to health or safety of persons on or about a property;

                  (v) any substance that contains gasoline, diesel fuel or other petroleum hydrocarbons, including crude oil and fractions thereof, natural gas, synthetic gas and any mixtures thereof;

                  (vi)     any   substance   that   contains   asbestos   and/or
                           asbestos-containing materials; or

                  (vii) any substance that contains PCBs, or PCB-containing materials or fluids;

         (cc) "INDEMNIFYING PARTY" shall have the meaning assigned thereto in Section 15.3;

         (dd) "INTERIM PERIOD" means the period from and including the date of this Agreement to and including the Closing Time;

         (ee) "LIABILITY" means any direct or indirect, absolute or contingent, indebtedness, liability, guarantee, claim, loss, damage, cost, expense, obligation or responsibility, whether asserted or unasserted, liquidated or unliquidated, secured or unsecured;

         (ff)     "LICENCES"  means each of Souker  License,  TME License and UA
                  License   (individually  or   collectively,   as  the  context
                  requires) copies of which are attached as Schedule 4.19;

         (gg) "LICENCE AREA" means subsoil as described in each and all of the Licences;

         (hh) "LOAN" means the $200,000 advanced by the Purchaser to RPI pursuant to the Loan Agreement together with accrued interest thereon and "LOAN AGREEMENT" means the agreement dated April 14, 2007 between the Purchaser and RPI.

         (ii)     "LOSSES" has the meaning assigned thereto in Section 15.1;

         (jj) "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means an effect or change, as the case may be, in the affairs of the Company or RPI with a monetary value of $100,000 or greater;

         (kk) "MATERIAL CONTRACTS" means those subsisting Contracts entered into by either the Company or RPI, by which it is bound or to which it or its Assets or the Licences are subject which have total payment obligations on the part of the Company and/or RPI which exceed $10,000 or are for a term of or in excess of 6 months;

         (ll) "ORDER" means any order, directive, judgment, decree, award or writ of any court (including a court of equity) of competent jurisdiction, arbitrator panel and any other Governmental Authority;

         (mm) "ORDINARY COURSE OF BUSINESS" when used in relation to the conduct of RPI or the Business means:

                  (i) any activity consistent with past practices of RPI conducted in a commercially reasonable manner having no unusual or special features;

                  (ii) such action is not required to be authorized by the board of directors of RPI (or by any person or group exercising similar authority); and

                  (iii) such action is of a similar nature and magnitude to actions customarily taken, without any authorization by the board of directors of RPI (or by any person or group exercising similar authority) in the ordinary course of the normal day-to-day operations such corporations that are in the same line of business as RPI;

         (nn) "PARTIES" means the Vendor, the Purchaser and Magellan, and "Party" means any of them;

         (oo) "PERSON" means any individual, partnership, limited partnership, corporation, body corporate, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or any agency or political subdivision thereof or any other entity;

         (pp) "PERMITS" means , permits, licences, Orders, approvals, consents, certificates, registrations and authorizations whether issued to or required by RPI relating to the Licenses and the Business by, from, or with any Governmental Authority, listed in Schedule 4.22;

         (qq) "PURCHASED SHARES" means the 1000 shares in the capital of the Company, representing all of the issued and outstanding shares in the capital of the Company, which are being sold by the Vendor to the Purchaser;

         (rr)     "PURCHASE  PRICE" has the meaning  assigned thereto in Section
                  2.2;

         (ss)     "PURCHASER'S  SOLICITORS" means the law firm of Lawson Lundell
                  LLP;

         (tt) "RPI" means ZAO "Rudprominvest", a corporation incorporated under the laws of Russia, being a wholly owned subsidiary of the Company and having an address at 2 Puteyskaya Street, Apatity, Murmansk region, 184209, Russian Federation;

         (uu) "RPI ASSETS" means the Assets owned or leased by RPI and includes the Licences;

         (vv) "RPI SHARES" means the 100 shares in the capital of RPI, representing all of the issued and outstanding shares in the capital of RPI, which are owned by the Company;

         (ww) "SALE TRANSACTION" means the sale, transfer and assignment by the Vendor to the Purchaser, and the purchase by the Purchaser from the Vendor, and the acceptance of the transfer and assignment of the Purchased Shares by the Purchaser from the Vendor in accordance with the terms of this Agreement;

         (xx)     "SHAREHOLDERS" means the shareholders of the Vendor.

         (yy) "SHAREHOLDER GUARANTEE" means an agreement in favour of the Purchaser and in form and substance to the satisfaction of the Purchaser and the Purchaser's Solicitors by the Shareholders to guarantee the representations, warranties and covenants of the Vendor in this Agreement and in the Transaction Documents;

         (zz) "SHAREHOLDERS' AGREEMENT" means an agreement between the Shareholders and the Vendor referenced in Section 2.3;

         (aaa) "SOUKER LICENSE" means License Series IO-D 00695 OY for the right to conduct detailed prospecting and the subsequent production of copper-nickel ore within the Souker mineralization, issued to the Company by the Territorial Agency on Subsoil Use for the Murmansk oblast, registered on January 28, 2005 under

                  No. 695/08-05 and valid according to its terms until December 15, 2030, as the same may be amended, re-issued or replaced from time to time.

         (bbb) "TAX" or "TAXES " includes all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and other charges of any nature imposed by any Governmental Authority (including income, capital (including large corporations), corporate profits, withholding, assets, consumption, sales, use, transfer, goods and services or other value-added, excise, customs, anti-dumping, stumpage, countervail, net worth, stamp, registration, franchise, payroll, employment, health, education, business, school, property, local improvement, development, education development and occupation taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and charges) together with all fines, interest, penalties on or in respect of, or in lieu of or for non-collection of, those taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and other charges;

         (ccc)    "TAXING AUTHORITY" means any Governmental Authority,  domestic
                  or  foreign,   having   jurisdiction   over  the   assessment,
                  determination, collection or other imposition of any Tax;

         (ddd) "TAX LAWS" means all Applicable Laws imposing a Tax, including all treaties, conventions, rules, regulations, orders, and decrees of any jurisdiction (in each case having the force of law);

         (eee) "TAX LIABILITIES" means any Liability of the Vendor, the Company and/or RPI as of the Closing Date to make a payment of or in respect of Taxes including, without limiting the generality of the foregoing, value-added tax payable, corporate profits tax payable, assets tax payable, withholding tax payable and property tax payable;

         (fff) "TAX RETURN" means any return, report, declaration, designation, election, undertaking, waiver, notice, filing, information return, form, certificate or any other document or material relating to Taxes required to be filed with a Taxing Authority;

         (ggg) "TME LICENSE" means License Series IO-D No. 13487 OI for the Right to Subsoil Use for the purposes of the search and valuation of deposits of copper and nickel, issued to Rudprominvest by the Federal Subsoil Use Agency of the Russian Federation, registered by the Russian Federation Ministry of Natural Resources on February 22, 2006 under No. 4412/IO-D13487OI and valid according to its terms until December 1, 2010, as the same may be amended, re-issued or replaced from time to time.

         (hhh) "TRANSACTION DOCUMENT" means, when used, in reference to a particular person any agreement, document, certificate, or instrument to be executed by such Person in connection with the transactions contemplated hereby;

         (iii) "UA LICENSE" means License Series IO-D No. 13486 OI for the Right to Subsoil Use for the purposes of the search and valuation of deposits of nickel and platinum, issued to Rudprominvest by the Federal Subsoil Use Agency of the Russian Federation, registered by the Russian Federation Ministry of Natural Resources on February 22, 2006 under No. 4411/IO-D13486OI and valid according to its terms until December 1, 2010, as the same may be amended, re-issued or replaced from time to time.

         (jjj) "UNAUDITED FINANCIAL STATEMENTS" has the meaning assigned thereto in Section 4.26;

         (kkk) "VENDOR'S CERTIFICATE" means the certificates to be delivered at Closing under Section 12.1; and

         (lll) "VENDOR'S SOLICITORS" means the firm of AGA Management Ltd., 40 Stremyanny Lane, Bldg. 4, Moscow, 115054, Russia.

1.2.     CURRENCY

         Except as otherwise stated herein, dollar amounts referred to in this Agreement shall be in US dollars.

1.3.     GENDER, NUMBER AND OTHER TERMS

         In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa, words importing gender include all genders, "or" is not exclusive and "including" is not limiting, whether or not non-limiting language (such as "without limitation") is used with reference to it. Any reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity.

1.4.     DIVISION AND HEADINGS

         The division of this Agreement into Articles, Sections, subsections and Schedules is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

1.5.     CALCULATION OF TIME

         When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, then the time period in question shall end at 5:00 p.m. (Vancouver time) on the first Business Day following such non-Business Day.

1.6.     PERFORMANCE ON HOLIDAYS

         If any act (including the giving of notice) is otherwise required by the terms hereof to be performed on a day which is not a Business Day, such act shall be valid if performed on the next succeeding Business Day.

1.7.     WAIVER OF RIGHTS

         Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

1.8.     KNOWLEDGE

         In this  Agreement,  the phrase  "to the  knowledge  of the  Vendor" or phrases of similar import means to the best of the knowledge, information and belief of any one or more of the Vendor, the Company, RPI and, after due inquiry, each of the Shareholders and the officers, employees, consultants and advisors of the Vendor who, having regard to their positions, job descriptions and responsibilities, should reasonably be expected to have knowledge and information relevant to the matter in question.

1.9.     SCHEDULES

         The following are the schedules to this Agreement:

         (a)      Schedule 4.4(b)  - Corporate Predecessors of RPI etc.
         (b)      Schedule 4.9     - Consents and Approvals
         (c)      Schedule 4.11(b) - Shares owned
         (d)      Schedule 4.14    - Agreements (other than Material Contracts)
         (e)      Schedule 4.15    - Material Contracts
         (f)      Schedule 4.18    - Equipment Leases
         (g)      Schedule 4.19    - Licences
         (h)      Schedule 4.22    - Permits (including Environmental Permits)
         (i)      Schedule 4.26    - Financial Statements
         (j)      Schedule 4.30    - Bank Accounts and Powers of Attorney
         (k)      Schedule 4.35    - Employees and Employee Plans
         (l)      Schedule 4.38(l) - Leased Property
         (m)      Schedule 7.4     - Corporate Information for Centrasia

1.10.    HEADINGS

         The headings in this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

1.11.    NO STRICT CONSTRUCTION

         The Parties acknowledge that this Agreement is the product of arm's length negotiation between the parties, each having obtained its own independent legal advice, and that this Agreement shall be construed neither strictly for nor strictly against any Party irrespective of which Party was responsible for drafting this Agreement.

2.       SALE AND PURCHASE OF PURCHASED SHARES

2.1.     SALE AND PURCHASE

         On the basis of the representation, warranties and covenants of the Vendor in this Agreement and subject to the fulfilment of any condition that has not been waived by a Party entitled to the benefit thereof, the Vendor hereby agrees to sell, transfer and assign to the Purchaser, and the Purchaser hereby agrees to purchase from the Vendor, the Purchased Shares, free and clear of all Encumbrances.

2.2.     PURCHASE PRICE

         Subject to Sections 2.3, 2.4, 2.5 and 10.1, the purchase price (the "PURCHASE PRICE") payable by the Purchaser for the Purchased Shares shall be the aggregate of:

         (a) $6,000,000 on the Closing Date to the Escrow Bank, in escrow under the terms of Escrow Agreement 2, to be released to the Vendor on completion of the Closing or returned to the Purchaser in the event this Agreement is terminated pursuant to Article 16;

         (b) the issuance of the Centrasia Shares to the Vendor, of which 3,125,000 (25%) shall be delivered to the Escrow Bank, in escrow, to be released to the Vendor on completion of the Closing, with the balance to be dealt with in accordance with the terms of the Escrow Agreement as provided in Section 2.7;

         (c) $5,000,000 by wire transfer on or before that date which is the first anniversary of the Closing Date, and

         (d) $1,500,000 by wire transfer on or before that date which is the second anniversary of the Closing Date.

2.3.     $200,000 LETTER OF CREDIT; FOREGIVENESS OF LOAN

         Upon the execution of this Agreement or as soon as practicable thereafter the Purchaser will deliver to the Escrow Bank, in escrow, a letter of credit issued by a bank selected by the Purchaser and acceptable to the Vendor for $200,000. If the Purchaser terminates this Agreement pursuant to Section 16.1 or pays $6,000,000 pursuant to
         Section  2.2(a) and  deliver  3,125,000  Centrasia  Shares  pursuant to
         Section 2.2(b), the letter of credit will be returned to the Purchaser. If, on or before June 25, 2007, the Purchaser fails to pay $6,000,000 pursuant to Section 2.2(a) and deliver 3,125,000 Centrasia Shares pursuant to Section 2.2(b) and the Purchaser has not terminated this Agreement pursuant to Section 16.1, then the Loan shall be deemed to have been forgiven and the letter of credit shall be delivered by the Escrow Bank to the Vendor and the Vendor shall be entitled to draw the full amount thereof.

2.4.     INCREASE TO PURCHASE PRICE

         If the Purchaser has not terminated this Agreement  pursuant to Section
         16.1 and the Purchaser:

         (a) fails to pay $6,000,000 pursuant to Section 2.2(a) and deliver 3,125,000 Centrasia Shares pursuant to Section 2.2(b) on or before June 25, 2007, then (in addition to the consequences provided in Section 2.3) the Purchase Price shall be increased by $600,000, which shall be added to the payment of $6,000,000 referred to in Section 2.2(a) and shall be due and payable at the Closing;

         (b) pays $6,000,000 pursuant to Section 2.2(a) on or before June 25, 2007 but fails to deliver 3,125,000 Centrasia Shares pursuant to Section 2.2(b) on or before June 25, 2007, then (in addition to the consequences provided in Section 2.3) the Purchase Price shall be increased by $200,000, which shall be added to the payment of $6,000,000 referred to in Section 2.2(a) and shall be due and payable at the Closing;

         (c) fails to pay $6,000,000 pursuant to Section 2.2(a) and deliver 3,125,000 Centrasia Shares pursuant to Section 2.2(b) on or before June 25, 2007 and both such failures are continuing at the close of business in Cyprus on July 25, 2007, then (in addition to the consequences provided in Section 2.3) the Purchase Price shall be further increased by $250,000, which shall be added to the aggregate payment of $6,600,000 referred to in Section 2.4(a) and shall be due and payable at the Closing;

         (d) pays $6,000,000 pursuant to Section 2.2(a) on or before June 25, 2007 but fails to deliver 3,125,000 Centrasia Shares pursuant to Section 2.2(b) on or before June 25, 2007 and such failure is continuing at the close of business in Cyprus on July 25, 2007, then the Purchase Price shall be further increased by $850,000, which shall be added to the aggregate payment of $6,200,000 referred to in Section 2.4(b) and shall be due and payable at the Closing;

         (e) fails to make the payment of $5,000,000 referred to in Section 2.2(c) within ten Business Days after the first anniversary of the Closing Date, then the Purchase Price shall be increased by $250,000, which shall be added to the said $5,000,000, and the $5,250,000 then due and payable shall bear interest until paid at an annual rate of 15% or

         (f) fails to make the payment of $1,500,000 referred to in Section 2.2(d) within ten Business Days after the second anniversary of the Closing Date, then the Purchase Price shall be increased by $100,000, which shall be added to the said $1,500,000, and the $1,600,000 then due and payable shall bear interest until paid at an annual rate of 15%.

2.5.     DECREASES TO PURCHASE PRICE

         The amount of the Purchase Price may be reduced as follows:

         (a) The $5,000,000 payable pursuant to Section 2.2(c) shall be reduced if it is paid before the first anniversary of the Closing Date, the amount of the reduction to be equal to $5,000,000 multiplied by the lesser of 180 or the number of days from the date of actual payment to the first anniversary of the Closing Date divided by 360 multiplied by 15%; and

         (b) The $1,500,000 payable pursuant to Section 2.2(d) shall be reduced if it is paid before the second anniversary of the Closing Date, the amount of the reduction to be equal to $1,500,000 multiplied by the lesser of 360 or the number of days from the date of actual payment to the second anniversary of the Closing Date divided by 360 multiplied by 15%.

2.6.     CONTROL OF THE CENTRASIA SHARES

         The Vendor acknowledges that it has three shareholders only and it is intended that control of the Centrasia Shares to be registered in the name of the Vendor will be held by such shareholders in proportion to their share ownership of the Vendor. In that regard, the Vendor and its shareholders will enter into the Shareholders' Agreement to establish this arrangement and provide a certified true copy of it to the Purchaser at Closing.

2.7.     RESTRICTIONS ON THE CENTRASIA SHARES

         The Purchaser shall use all reasonable endeavours to reduce the period of escrow restrictions to the Centrasia Shares. However, the Vendor acknowledges that the Centrasia Shares will be subject to escrow restrictions tied to the indirect ownership of the Properties by the Purchaser for a period of not more than eighteen months from the date they are issued, and that the Vendor will enter into the Escrow Agreement in that regard on or before the Closing Date with the Transfer Agent of the Purchaser, Computershare Trust Company of Canada ("Computershare"). In the ordinary course, the Centrasia Shares shall be released from escrow by Computershare to the Vendor pursuant to the Escrow Agreement as follows:

         ---------------------------------------------------------------------
                                                              No. and % of
                                                            Centrasia Shares
         Date                                             Released from Escrow
         ---------------------------------------------------------------------

         The Closing Date                                      3,125,000 (25%)
         6 months after the Closing Date                       3,125,000 (25%)
         12 months after the Closing Date                      3,125,000 (25%)
         18 months after the Closing Date                      3,125,000 (25%)
         ---------------------------------------------------------------------
         Total:                                               12,500,000 (100%)
         ---------------------------------------------------------------------

2.8.     PAYMENT BY WIRE TRANSFER

         For the purposes of Sections 2.3, 2.4 and 2.5, the Purchaser shall be deemed to have made payment when appropriate wire transfer instructions have been given by it to its bank.

3.       CLOSING DATE AND LOCATION

The Closing shall take place at the Closing Time at the offices of the Escrow Bank in Nicosia, Cyprus, or at such other place as may be agreed upon by the Vendor and the Purchaser. Without limiting Section 18.10, the Vendor and the Purchaser will give such written directions to the Escrow Bank as may be necessary under Escrow Agreement 2 to effect the release of the funds referred to in Section 2.2(a) and the Centrasia Shares for the Purchased Shares and such other documentation as is required by the terms of this Agreement to be delivered on Closing. The fees and expenses of the Escrow Bank will be borne equally by the Vendor and the Purchaser. Payment of the agency fees to the Agent shall be at the expense of the Vendor.

4.       REPRESENTATIONS AND WARRANTIES OF THE VENDOR

The Vendor hereby represents and warrants to and in favour of the Purchaser and Magellan as follows, as of the date of this Agreement and as of the Closing Time, and hereby acknowledges and confirms that the Purchaser is relying on such representations and warranties in connection with the purchase of the Purchased Shares and that, as provided in Section 16, Magellan will also be relying on such representations and warranties in connection with the transfer of the Purchased Shares to it from the Purchaser after the Closing:

4.1.     AUTHORITY AND AUTHORIZATION

         The Vendor has due and sufficient right and authority to enter into this Agreement and to transfer the legal and beneficial title and ownership of the Purchased Shares to the Purchaser. The execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Vendor.

4.2.     VALIDITY AND ENFORCEABILITY

         This Agreement has been authorized, executed and delivered by the Vendor and constitutes a valid and legally binding obligation of the Vendor enforceable against the Vendor in accordance with the terms thereof and upon being executed and delivered the Transaction Documents will constitute valid and legally binding obligations of the Vendor enforceable against the Vendor in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by Applicable Laws.

4.3.     ORGANIZATION, QUALIFICATION AND GOOD STANDING

         (a) The Company is duly incorporated and qualified, licensed and registered, validly existing, and in good standing, and has all necessary corporate power, authority and capacity to own and operate its Assets and to carry on its business as presently anticipated. Neither the nature of the business of the Company nor the location or character of the Assets owned or leased by it requires that the Company be registered or otherwise qualified or to be in good standing in any other jurisdiction other than in the Republic of Cyprus. The Company has made all necessary filings, under all applicable corporate, securities, taxation and other Applicable Laws to which it is subject.

         (b) RPI is duly incorporated, registered, validly existing, and has all necessary corporate power, authority and capacity to own and operate its Assets and to carry on its Business as presently conducted. Neither the nature of the Business of RPI nor the location or character of the Assets owned or leased by it requires that RPI be registered or otherwise qualified or to be in good standing in any other jurisdiction other than in Russia. RPI has obtained all required corporate approvals from its founders and complied with all necessary filing requirements, under all applicable corporate, securities, anti-monopoly, taxation and other Applicable Laws to which it is subject. The Charter and other constitutive documents of RPI, including any amendments and additions thereto, comply with all requirements of Applicable Laws, are duly executed, approved and registered, and are in full force and effect.

4.4.     PREVIOUS NAMES OR SUBSIDIARIES

         (a) There are no corporate predecessors of the Company, no previous corporate names of the Company and RPI is the only subsidiary of the Company.

         (b) Except as set out in Schedule 4.4(b), there are no corporate predecessors of RPI, no previous corporate names of RPI and no subsidiaries of RPI.

4.5.     AUTHORIZED AND ISSUED CAPITAL

         (a) The authorized capital of the Company consists of 1000 shares of which 1000 have been validly issued and are outstanding as fully paid and non-assessable shares. The Purchased Shares constitute all of the issued and outstanding shares in the capital of the Company. No options, warrants or other rights for the purchase, subscription or issuance of shares or other securities of the Company or securities convertible into or exchangeable for shares of the Company have been authorized or agreed to be issued or are outstanding. The Purchased Shares are not subject to any pre-emptive rights and there are no shareholder agreements, voting trust agreements or other Contracts restricting voting or dividend rights or transferability with respect to such shares.

         (b) The amount of charter capital of RPI equals 10,000 (ten thousand) Russian Roubles. The charter capital of RPI has been duly formed and, in particular, the timing of all charter capital contributions and all procedures for the formation of charter capital were completed in compliance with Applicable Laws.

         (c) The authorized and issued charter capital of RPI is represented by 100 (one hundred) common registered non-documentary voting shares with par value of 100 (one hundred) Russian Roubles per share. All procedures and timing requirements under Applicable Laws in relation to the issue and placement of the RPI Shares were duly complied with and all Approvals with this respect have been duly and timely obtained, in particular, all of the RPI Shares have been issued and registered with the relevant Governmental Authorities in compliance with all Applicable Laws. All of the RPI Shares have been fully paid within the time periods and in the manner contemplated and required by Applicable Laws. The RPI Shares constitute all of the issued and outstanding shares in the capital of RPI; there are neither (i) any authorized shares in RPI that are in the process of being issued or placed, nor (ii) any preferred shares in RPI. No options, warrants or other rights for the purchase, subscription or issuance of shares or other securities of RPI or securities convertible into or exchangeable for shares in RPI have been authorized or agreed to be issued or are outstanding. There are no restrictions on the transfer of the RPI Shares except those set forth in the constating documents of RPI. There are no shareholder agreements, voting trust agreements or other Contracts restricting voting or dividend rights or transferability with respect to such shares.

4.6.     TITLE TO THE PURCHASED SHARES AND THE RPI SHARES

         (a) The Vendor is or will be on or before Closing the legal and beneficial owner of the number and class of shares of the Company as set forth below, free and clear of all Encumbrances and the Purchased Shares have been duly and validly issued and are outstanding as fully paid and non-assessable shares in the capital of the Company.

                   Registered and         Class of Shares       Number of Shares
                  Beneficial Owner             Owned                  Owned

                  Stargate Solutions Ltd.      common                1000.

         (b) The Company is or will be on or before Closing the legal and beneficial owner of the number and class of shares of RPI as set forth below, free and clear of all Encumbrances, and the RPI Shares have been duly and validly issued and are outstanding as fully paid and non-assessable shares in the capital of RPI.

                   Registered and         Class of Shares       Number of Shares
                  Beneficial Owner             Owned                  Owned

                  R.P.I.M. Minerals Ltd.  common registered    100 (one hundred)
                                           non-documentary
                                               shares

4.7.     CORPORATE RECORDS

         The Corporate Records of both the Company and RPI are complete and accurate in all material respects and all corporate proceedings and actions reflected in such Corporate Records have been conducted or taken in compliance with all Applicable Laws in all material respects and with the articles and by-laws of the Company or Charter and other foundation documents of RPI, as the case may be. Neither the Company nor RPI is a party to or subject to any unanimous shareholders agreement. True and correct copies of the share certificate books, equity ownership records and registers of shareholders have been provided to the Purchaser. Such equity ownership records accurately reflect all transactions since the inception of the Company and RPI and the current share ownership of the Company and RPI. Without limiting the generality of the foregoing, (i) the minutes books of RPI contain complete and accurate minutes of all meetings of shareholders held since incorporation and all such meetings were properly called and held, (ii) the minutes books of RPI contain all resolutions passed by the directors and shareholders (and committees, if any) and all such resolutions were properly passed, (iii) the shareholders' register of RPI is duly maintained, complete and accurate, all records have been properly made thereto, and (iv) the registers of directors and officers of RPI (if any) are complete and accurate and all former and present directors and officers were properly elected or appointed, as the case may be.

4.8.     NO OPTIONS

         No Person has any agreement, right or option, present or future, contingent, absolute or capable of becoming an agreement, right or option or which with the passage of time or the occurrence of any event could become an agreement, right or option to acquire either the Purchased Shares or the RPI Shares or any of them.

4.9.     CONSENTS AND APPROVALS

         Except as set out in Schedule 4.9, no Licence from any Governmental Authority and no registration, declaration or filing by the Vendor with any such Governmental Authority, regulatory body or agency, or court is required in order for the Vendor to:

         (a)      consummate the transactions contemplated by this Agreement;

         (b) execute and deliver all of the documents and instruments to be delivered by the Vendor under this Agreement;

         (c) duly perform and observe the terms and provisions of this Agreement; or

         (d)      render this Agreement legal, valid, binding and enforceable.

4.10.    NO VIOLATION

         The execution, delivery performance of this Agreement by the Vendor, and the consummation by the Vendor of the transactions contemplated hereby or thereby, do not:

         (a) contravene or conflict with any of the Vendor's, the Company's or RPI's constating documents;

         (b) constitute or result in a violation by the Vendor, the Company or RPI of any provision of any Applicable Law;

         (c) constitute or result in a violation of, or give to any Person (after the giving of notice or otherwise) any right of termination, amendment, acceleration or cancellation of or under, any written or unwritten License necessary for the conduct of the Business held by, or granted to, the Vendor, the Company or RPI;

         (d) constitute or result in a violation or a breach of any provision of, or give to any Person (after the giving of notice or otherwise) any right of termination, amendment, acceleration or cancellation of or under, any of the Material Contracts or any order, writ, injunction, decree, statute, rule or regulation applicable to it, or constitute a default (or would, with the passage of time or the giving of notice, or both, constitute a default) under any Material Contract to which RPI is a party or by which it is bound; or

         (e) result in the imposition of any Encumbrance upon the Purchased Shares or any of the RPI Assets.

4.11.    ABSENCE OF OTHER INTERESTS

         (a) The Company does not own any shares in or other securities of, or have any interest in the Assets or business of, any other Person, other than RPI.

         (b) Except as set out in Schedule 4.11(b), RPI does not own any shares in or other securities of, or have any interest in the Assets or business of, any other Person.

4.12.    NATURE OF BUSINESSES

         (a)      The Company is not  currently an  operating  business and does
                  not  hold  any  interest,   whether  freehold,   leasehold  or
                  otherwise, in any real property.

         (b) The Business is the only business carried on by RPI on the date hereof.

4.13.    COMPLIANCE WITH LAWS, LICENCES AND PERMITS

         RPI has conducted and is conducting the Business in compliance in all material respects with Applicable Laws and possesses the Licenses and all material Permits issued by the appropriate Governmental Authority necessary to carry on the Business, is in compliance in all material respects with the terms and conditions of the Licenses and Applicable Laws material to the operations thereof, and neither the Vendor nor RPI has received any notice of the modification, revocation or cancellation of, or any intention to modify, revoke or cancel or any proceeding relating to the modification, revocation or cancellation of any of the Licences or Permits which, singly or in the aggregate, if the subject of an unfavourable decision, order, ruling or finding, would have an Material Adverse Effect on the conduct of the Business or operations of, or the RPI Assets, liabilities (contingent or otherwise), condition (financial or otherwise) or prospects of, RPI.

4.14.    AGREEMENTS

         Except as set out in Schedule 4.14, neither the Company nor RPI is a party to any Contracts (other than the Material Contracts, as hereinafter defined), leases, agreements, indentures, mortgages, encumbrances, security interests, deeds of trust or other instruments.

4.15.    MATERIAL CONTRACTS

         Schedule 4.15 sets forth a true and complete list of all Material Contracts by which either the Company or RPI are bound, or to which either the Company or RPI are subject. Neither the Vendor, the Company nor RPI has received any notice of non-compliance or breach of such Material Contracts. Neither the Company nor RPI is in material breach pursuant to the terms of any of the Material Contracts nor, to the best of the knowledge of the Vendor, is any other party in breach of their obligations pursuant to the Material Contracts. All of the Material Contracts have been duly authorized, are in full force and effect, unamended, are valid and binding and are enforceable in accordance with their terms and the Vendor is not aware of any intention on the part of any of the other parties thereto to terminate or materially alter any such Contracts.

4.16.    NO CONTRACTUAL CONSENTS REQUIRED

         There is no requirement under any Material Contract to give any notice to, or to obtain the consent or approval of, any party to such Material Contract relating to transactions contemplated by this Agreement.

4.17.    LITIGATION

         There is no Action in progress, threatened or pending against, or relating to the Company, RPI or affecting the RPI Assets or the Business which might materially and adversely affect the RPI Assets, the Business, future prospects or the financial condition of either the Company or RPI, and there is no injunction, rule or Order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company or RPI.

4.18.    LEASED ASSETS

         The Company is not a party to any leases, licences or similar agreements for the rental or lease of Assets. Schedule 4.18 sets forth a true and complete list of all Assets in the possession or custody of RPI which are leased or are held under licence, loan, operating agreement, conditional sales Contract, title retention agreement or similar arrangement and accurately describes the leases, licences, agreements or other documentation relating thereto. All rental or other payments required to be paid by RPI pursuant to such leases, licences, agreements or other documentation relating thereto have been duly paid and RPI is not otherwise in default in meeting its obligations under this Agreement.

4.19.    THE LICENCES


         As from the date of its issuance, each of the Licenses is validly issued to RPI and registered in accordance with Applicable Law; in particular but without limitation, no act or omission has occurred in the process of the issuance of each of the Licenses that would, or would with the passage of time, constitute a breach or violation of any Applicable Laws and regulations. RPI holds its subsoil rights under valid, subsisting and enforceable title documents and other recognized and enforceable instruments; all property, leases or claims and all property, leases or claims in which RPI has any interest or right have been validly located and recorded in accordance with all Applicable Laws and are valid and subsisting; RPI has all necessary surface rights, access rights and other necessary rights and interests relating to the subsoil within the License Area granting RPI the right and ability to use subsoil pursuant to the Licences' terms, with only such exceptions as do not materially interfere with the use made by RPI of the rights or interests so held and each of the proprietary interests or rights and each of the documents, agreements, including, but not limited to, the Material Contracts, leases, instruments and obligations relating thereto are currently in good standing in the name of RPI.

4.20.    AGREEMENTS

         Any and all of the agreements and other documents and instruments pursuant to which RPI holds the Licences are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof; RPI is not in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged under the Licenses and there has been no material default under any land lease, Permits or claim and all taxes required to be paid with respect to such rights and assets to the date hereof have been paid.

4.21.    CONDUCT OF BUSINESS

         The conduct of the Business under any of the Licences is not subject to any restriction or limitation other than those registered against title to the lands, contained in applicable zoning regulations or that are of general application and the conduct of any such Business is not in contravention of any Applicable Law of any court or Governmental Authority having jurisdiction, including zoning requirements.

4.22.    PERMITS

         RPI holds all Permits issued by any Governmental Authority which are necessary or desirable in connection with the conduct and operation of the Business and the ownership, leasing or use of the RPI Assets as the same are now owned, leased, used conducted or operated. As from the date of their issuance the Permits are validly issued to RPI, registered in accordance with Applicable Law and remain in full force and effect and unamended. RPI is not in breach of or in default under any of the terms or conditions thereof, and all such Permits are listed in Schedule 4.22 .

4.23.    TITLE TO THE ASSETS

         The Company does not own or possess any Assets other than the RPI Shares. RPI owns, possesses and has good and marketable title to the RPI Assets (other than leased personal property), including without limitation, those RPI Assets reflected in the balance sheet of the Financial Statements free and clear of all Encumbrances. At the Closing Time, such RPI Assets are free and clear of any and all Encumbrances. Except as may be disclosed by the Vendor in writing to the Purchaser between the date of this Agreement and the Closing Time and accepted by the Purchaser, none of the RPI Assets are in the possession of or under the control of any other Person other than for repair or other purpose in the ordinary and customary course of the Business.

4.24.    NO OPTIONS, ETC.

         No Person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming such for the purchase or other acquisition from RPI of any of its Assets.

4.25.    BOOKS AND RECORDS

         The Books and Records of both the Company and RPI have been fully, properly and accurately kept and completed in all material respects and all transactions involving either the Company or RPI have been accurately recorded in such Books and Records.

4.26.    UNAUDITED FINANCIAL STATEMENTS

         Financial accounts of RPI are kept in accordance with all the applicable rules and norms stipulated by the current legislation of the Russian Federation, and reflect all the information concerning the actual state of things in RPI, including its activities, property and obligations. The unaudited financial statements of RPI for the year ended December 31, 2006 and for the three months ended March 31, 2007, copies of which are attached hereto as Schedule 4.26 (the "UNAUDITED FINANCIAL STATEMENTS"), were prepared in accordance with Russian generally accepted accounting principles applied on a basis consistent with that of previous periods and are substantially correct in every particular and present fairly and accurately the assets, liabilities and financial condition and position of RPI as at the dates thereof and such financial statements contain no direct or implied statement of a material fact which is untrue on the date of such financial statements and do not omit to state any material fact which is required by applicable auditing standards in Russia or by Applicable Law to be stated or reflected therein or which is necessary to make the statements contained therein not misleading. Since the date of the Unaudited Financial Statements there has been no Material Adverse Change in the financial condition or business of RPI.

4.27.    ABSENCE OF CHANGES

         Since the date of the balance sheets included in the Financial Statements there have not been:

         (a) any changes in the condition or operations of the Business, the RPI Assets or financial affairs of RPI which would, individually or in the aggregate, constitute a Materially Adverse Change; or

         (b) any damage, destruction or loss, labour trouble or other event, development or condition, of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to the Purchaser, which has or may materially adversely affect the Business, the RPI Assets or future prospects of the Company and/or RPI.

4.28.    ABSENCE OF UNUSUAL TRANSACTIONS

         Except as may be disclosed by the Vendor in writing to the Purchaser between the date of this Agreement and the Closing Time and accepted by the Purchaser, since the date of the balance sheets included in the Financial Statements RPI has not:

         (a) transferred, assigned, sold or otherwise disposed of any of the RPI Assets or cancelled any debts or claims except in each case in the Ordinary Course of Business;

         (b) incurred or assumed any obligation or Liability, except unsecured current obligations and liabilities incurred in the Ordinary Course of Business;

         (c) issued or sold any shares in its capital or any warrants, bonds, debentures or other corporate securities or issued, granted or delivered any right, option or other commitment for the issue of any such or other securities;

         (d)      discharged  or  satisfied  any   Encumbrances,   or  paid  any
                  obligation or Liability, other than current liabilities disclosed in the Financial Statements or current liabilities incurred since the date thereof in the Ordinary Course of Business;

         (e) declared, made, or committed itself to make any payment of any dividend or other distribution in respect of any of its shares, nor has it purchased, redeemed, subdivided, consolidated, or reclassified any of its shares;

         (f) suffered an operating loss or any material extraordinary loss or entered into any material commitment or transaction not in the Ordinary Course of Business;

         (g)      waived or surrendered any right of substantial value;

         (h) made any gift of money or of any of the RPI Assets to any Person;

         (i)      purchased or sold any of the RPI Assets;

         (j) amended or changed or taken any action to amend or change its memorandum or articles;

         (k) increased or agreed to increase the pay of, or paid or agreed to pay any pension, bonus, share of profits or other similar benefit to, any director, employee or officer or former director, employee or officer of RPI;

         (l) made payments of any kind to or on behalf of either of the Vendor or any Affiliate or associate of the Vendor, nor under any management agreement with the Company or RPI save and except business related expenses and salaries in the Ordinary Course of Business and at the regular rates payable to them;

         (m) mortgaged, pledged, subjected to any lien, granted an option or a security interest in respect of or otherwise encumbered any of the RPI Assets; or

         (n) authorized or agreed or otherwise have become committed to do any of the foregoing.

4.29.    CONDITION OF THE COMPANY

         The Company does not and as at the Closing Time will not have any indebtedness or any liabilities or obligations, whether accrued, absolute, contingent or otherwise, or any assets except the RPI Shares.

4.30.    BANK ACCOUNTS AND POWERS OF ATTORNEY

         Schedule 4.30 is a correct and complete list showing (i) the name of each bank in which either the Company and/or RPI has an account or safe deposit box, and (ii) the names of all Persons holding powers of attorney from either the Company and/or RPI. Copies of the powers of attorney have been provided to the Purchaser.

4.31.    TAXES

         To the knowledge of the Vendor, each of the Company and RPI have filed or caused to be filed, within the times and in the manner prescribed by Tax Laws, all Tax Returns which are required to be filed by it. The information contained in such Tax Returns is correct and complete in all material respects and, to the knowledge of the Vendor, such Tax Returns reflect accurately all Tax Liabilities of the Company and RPI for the periods covered thereby. All Taxes that are or may become payable by or due from the Company and RPI have been fully paid or fully disclosed and fully provided for in the Books and Records and the Unaudited Financial Statements or the Audited Financial Statements as the case may be. The Tax Liabilities under Tax Laws of each of the Company and RPI has been assessed for all fiscal years to and including the fiscal year ended on December 31, 2006. There are no outstanding agreements or waivers extending the statutory period providing for an extension of time with respect to the assessment or re-assessment of Tax or the filing of any Tax Return by, or any payment of any Tax by the Company and RPI. No notice of assessment or reassessment for Taxes has been received and to the knowledge of the Vendor, no examination of any Tax Return of any of the Company and RPI is currently in progress. Each of the Company and RPI has withheld from each payment made by it the amount of all Taxes required to be withheld therefrom and has paid the same to the proper Taxing Authority within the time prescribed under any Tax Law.

4.32.    ABSENCE OF GUARANTEES

         Neither the Company nor RPI have given or agreed to give, nor is the Company or RPI a party to or bound by, any guarantee of indebtedness or other obligations of any Person nor any other commitment by which either the Company or RPI is, or is contingently, responsible for such indebtedness or other obligations.

4.33.    INDEBTEDNESS TO VENDOR

         Neither the Company nor RPI is indebted to the Vendor or any directors, officers or employees of the Vendor or any affiliate or associate of any of them, on any account whatsoever.

4.34. BANKRUPTCY, ETC. No bankruptcy, insolvency or receivership proceedings have been instituted or are pending against the Vendor, the Company or RPI and the Vendor, the Company and RPI are able to satisfy their respective liabilities as they become due.

4.35.    EMPLOYEES AND EMPLOYEE PLANS

         The Company does not have, nor has ever had, any employees, and it is not party to, nor has ever been a party to any Employee Plan. To the knowledge of the Vendor any employees of RPI have been paid all amounts owing to them in the ordinary course of business by RPI including salary, hourly wages, bonuses, vacation pay, commissions and other like payments up and until the closing. Schedule 4.35 attached hereto contains a list of all employees of RPI, the terms of their employment with RPI and any Employee Plan that RPI has in place or has ever had in place.

4.36.    NO DISSOLUTION, WINDING-UP, ETC.

         There shall be no dissolution, winding-up, liquidation or similar proceedings commenced or pending in respect of RPI. Without limiting the generality of the foregoing, RPI shall not be affected by any liquidation proceedings, whether actual or threatened, resulting from the value of RPI's net assets being at the end of the second and each subsequent fiscal year following the year of RPI's state registration below the minimum amount of charter capital established by Applicable Law.

4.37.    WITHHOLDING

         To the knowledge of the Vendor, all amounts required to be withheld by RPI from its employees' salaries and to be paid to any Governmental Authority under any Applicable Laws have been withheld and paid;

4.38.    ENVIRONMENTAL MATTERS

         (a) To the knowledge of the Vendor, RPI has been and is, and the Business has been and is, operated in compliance with all applicable Environmental Laws.

         (b) RPI has obtained all Environmental Permits required for the operation of the Business, or any part thereof, all of which are described in Schedule 4.22. Each Environmental Permit is valid, subsisting and in good standing and RPI is not in default or breach of any Environmental Permit and no proceeding is pending or threatened to revoke, amend or limit any Environmental Permit.

         (c) To the knowledge of the Vendor, neither the Vendor, it Affiliates nor RPI have used or permitted to be used any of the subsoil within the License Area or lands which it owned, leased, occupied, controlled or licensed at any prior time, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance except in compliance with the Environmental Permits and all applicable Environmental Laws.

         (d) Neither the Vendor nor RPI has received any notice of, or been prosecuted for an offence alleging violation of or non-compliance with any Environmental Law, and neither the Vendor nor RPI has settled any allegation of violation or non-compliance short of prosecution.

         (e) Neither the Vendor nor RPI is aware of any Orders of Environmental Authorities relating to environmental matters requiring any work, repairs, construction or capital expenditures to be made with respect to the Business or the RPI Assets (whether currently owned, leased, occupied, controlled or licensed or owned, leased, occupied, controlled or licensed at any time prior to the date of this Agreement).

         (f) All Hazardous Substances used in whole or in part by the Vendor or RPI or resulting from the Business have been disposed of, treated and stored in compliance with all Environmental Permits and all Environmental Laws.

         (g) Neither the Vendor nor RPI has received any notice from any Environmental Authorities or any other Person that the Business or the operation of any of the RPI Assets is in violation of any Environmental Law or any Environmental Permit or that it is responsible (or potentially responsible) for the clean-up of any Hazardous Substances at, on or beneath any of the RPI Assets (whether currently owned, leased, occupied, managed, controlled or licensed, or owned, leased, occupied, managed, controlled or licensed at any time prior to the date of this Agreement), or at, on or beneath any other land or in connection with any waste or contamination migrating to or from any of the RPI Assets.

         (h) Neither the Vendor nor RPI is the subject of federal, oblast, respublika, avtonomnyy, okrug, kray, gorod, avtonomnaya oblast', regional or private Action involving a demand for damages or other potential Liability with respect to violations of Environmental Laws or Environmental Permits.

         (i)      Neither the Vendor nor RPI has buried,  dumped,  disposed  of,
                  spilled  or  released  any  Hazardous   Substances  within  or
                  adjacent to the License Area or any other area.

         (j) To the knowledge of the Vendor, no by-products which may be Hazardous Substances are currently stored or otherwise located on any of the RPI Assets in a manner prohibited by any Environmental Laws.

         (k) No Hazardous Substances are migrating to or from any of the RPI Assets.

         (l) All of the real property which RPI has owned, leased, occupied, managed controlled or licensed at any time is listed on Schedule 4.38(l).

         (m) There are no material reports or documents relating to environmental matters affecting the RPI Assets, including without limitation environmental audits, evaluations, assessments, studies or tests, which have not been made available to the Purchaser whether by reason of confidentiality restrictions or otherwise.

4.39.    UNDISCLOSED INFORMATION

         The Vendor has no information relating to the Company, RPI or the Business which is not generally known or which has not been disclosed to the Purchaser.

4.40.    COPIES OF DOCUMENTS

         True, correct and complete copies of all leases, agreements, instruments, Material Contracts, Licenses, permits, authorizations and other documents listed on the Schedules have been delivered to the Purchaser.

4.41.    OTHER REPRESENTATIONS

         All statements contained in any certificate or other instrument delivered by or on behalf of the Vendor pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall be deemed to be representations and warranties by the Vendor under this Agreement.

5.       RELIANCE BY PURCHASER

         The Vendor acknowledges and agrees that each of the Purchaser and Magellan is relying on the representations, warranties, covenants and obligations of the Vendor contained in this Agreement notwithstanding any independent searches or investigations that may be undertaken by or on behalf of the Purchaser and that, except where the Purchaser has actual knowledge of such information as at the Closing Time, no information, which should be known, or which may after the Closing Time become known to the Purchaser, its employees, representatives or agents, will prejudice, limit, extinguish or otherwise affect the respective rights of the Purchaser and Magellan with respect to any misrepresentation or breach of any representation, warranty, covenant or obligation of the Vendor.

6.       COVENANTS OF THE VENDOR

6.1.     CONDUCT OF BUSINESS PRIOR TO CLOSING

         Except as otherwise contemplated or permitted by this Agreement, during the period from the date of this Agreement to the Closing Time, the Vendor shall or shall cause the Company and RPI to:

         (a) conduct both the Company's and RPI's businesses in the ordinary and usual course consistent with past practice and not, without the prior written consent of the Purchaser, enter into any transaction which would constitute a breach of any of the Vendor's representations, warranties or obligations under in this Agreement;

         (b) continue in force and at the same level of coverage, all existing policies of insurance presently maintained by the Company and RPI;

         (c) not, without the prior written consent of the Purchaser, enter into any transaction or engage in any act which would have an adverse effect on the Business;

         (d) comply in all material respects with all Applicable Laws affecting the operation of both the Company's and RPI's businesses and pay all required Taxes;

         (e) pay and discharge all liabilities or obligations of both the Company and RPI in the ordinary and usual course of business consistent with past practice, except for such liabilities or obligations as may be contested by the Company or RPI in good faith;

         (f) not take any action or omit to take any action that would result in a breach of or render untrue any representation, warranty, or other obligation of any of the Vendor contained in this Agreement or result in any of the conditions in
                  Article 12 or 13 not being satisfied;

         (g) provide the Purchaser with all co-operation or support reasonably required to allow the Purchaser to obtain, at or before the Closing Date, from the Governmental Authority any Permits required to permit the completion of the transactions contemplated by this Agreement;

         (h) preserve intact the Business and the Assets, operations and affairs of both the Company and RPI and carry on the business and the affairs of both the Company and RPI as currently conducted, and promote and preserve for the Purchaser the goodwill of Persons having business relations with the Company and/or RPI;

         (i) take all necessary actions, steps and proceedings that are necessary or desirable to approve or authorize, or to validly and effectively undertake, the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement; and

         (j)      comply with the provisions of Article 10.

6.2.     EXECUTION OF DOCUMENTS

         At or prior to the Closing Time, the Vendor shall execute and deliver all of the documents that it must deliver in order to satisfy the conditions set out in Article 12.

6.3.     REGISTRATION OF DOCUMENTS

         Without limiting its obligations under Section 18.10, the Vendor shall do all such things as are required and customary to register such documentation as may be required to effect the transfer of the Purchased Shares to the Purchaser.

6.4.     POST-CLOSING COVENANT

         The Vendor hereby covenants and agrees that, subsequent to the Closing Time, the Vendor will, at the request of the Purchaser, execute and deliver such additional conveyances, transfers and other assurances as may be required, in the opinion of the Purchaser's Solicitors, acting reasonably, to carry out the transactions contemplated by of this Agreement and to transfer the Purchased Shares to the Purchaser.

7.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to and in favour of the Vendor as follows, as of the date of this Agreement and as of the Closing Time, and hereby acknowledges and confirms that the Vendor is relying on such representations and warranties in connection with the transactions contemplated by this Agreement:

7.1.     AUTHORITY AND AUTHORIZATION

         The Purchaser has due and sufficient right and authority to enter into this Agreement and to transfer the legal and beneficial title and ownership of the Centraisa Shares to the Vendor. The execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser.

7.2.     VALIDITY AND ENFORCEABILITY

         This Agreement has been authorized, executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof and upon being executed and delivered the Transaction Documents will constitute valid and legally binding obligations of the Purchaser enforceable against the Purchaser in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by Applicable Laws.

7.3.     ORGANIZATION, QUALIFICATION AND GOOD STANDING

         The  Purchaser  is  duly  incorporated  and  qualified,   licensed  and
         registered, validly existing, and in good standing, and has all necessary corporate power, authority and capacity to own and operate its assets and to carry on its business as presently conducted. Neither the nature of the business of the Purchaser nor the location or character of the assets owned by it requires that the Purchaser be registered or otherwise qualified or to be in good standing in any other jurisdiction other than in Canada. The Purchaser has made all necessary filings, under all applicable corporate, securities, taxation and other Applicable Laws to which it is subject.

7.4.     PREVIOUS NAMES OR SUBSIDIARIES

         There are no corporate predecessors of the Purchaser, no previous corporate names of the Purchaser and Schedule 7.4 sets forth a true and complete list with accurate description of all subsidiaries where the Purchaser holds or has ever held any participation.

7.5.     AUTHORIZED AND ISSUED CAPITAL

         The authorized capital of the Purchaser consists of an unlimited number of common shares of which 25,769,230 shares have been validly issued and are outstanding as fully paid and non-assessable shares as of May 7, 2007. The Centrasia Shares will constitute approximately 24.5% of the issued and outstanding shares in the capital of the Purchaser on the Closing Date. The Centrasia Shares are not subject to any pre-emptive rights and there are no shareholder agreements, voting trust agreements or other Contracts restricting voting or dividend rights or transferability with respect to such shares except as restrictions specified in Section 2.7.

7.6.     TITLE TO THE CENTRASIA SHARES

         The Centrasia Shares to be delivered to the Vendor are not encumbered either with a mortgage, pledge, charge, lien, option, right of first refusal, right of pre-emption, claims or any other rights of the third parties of any kind or any other encumbrance or security interest in favour of any third party of any kind having similar effect. The Centrasia Shares shall be issued with all ancillary and voting rights relating to them.

7.7.     CORPORATE RECORDS

         The Corporate Records of the Purchaser are complete and accurate in all material respects and all corporate proceedings and actions reflected in such Corporate Records have been conducted or taken in compliance with all Applicable Laws in all material respects and with the articles and by-laws of the Purchaser, as the case may be. The Purchaser is not a party to or subject to any unanimous shareholders agreement.

7.8.     NO VIOLATION

         The execution, delivery performance of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby or thereby, do not:

         (a) contravene or conflict with any of the Purchaser's constating documents;

         (b) constitute or result in a violation by the Purchaser of any provision of any Applicable Law; or

         (c) result in the imposition of any Encumbrance upon the Centrasia Shares.

7.9.     NO CONTRACTUAL CONSENTS REQUIRED

         There is no requirement under any Material Contract on the part of the Purchaser to give any notice to, or to obtain the consent or approval of, any party to such Material Contract relating to transactions contemplated by this Agreement.

7.10.    BOOKS AND RECORDS

         The Books and Records of the Purchaser have been fully, properly and accurately kept and completed in all material respects and all transactions have been accurately recorded in such Books and Records.

7.11.    BANKRUPTCY, ETC.

         No  bankruptcy,   insolvency  or  receivership  proceedings  have  been
         instituted or are pending against the Purchaser and the Purchaser is able to satisfy its liabilities as they become due.

7.12.    OTHER REPRESENTATIONS

         All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall be deemed to be representations and warranties by the Purchaser under this Agreement.

7.13.    UNDISCLOSED INFORMATION

         The Purchaser has no information relating to the Purchaser and its assets and business which has not been disclosed to the Vendor or otherwise is available on the public record on www.sedar.com.

8.       RELIANCE BY VENDOR

         The Purchaser acknowledges and agrees that the Vencor is relying on the representations, warranties, covenants and obligations of the Purchaser contained in this Agreement notwithstanding any independent searches or investigations that may be undertaken by or on behalf of the Vencor and that, except where the Vendor has actual knowledge of such information as at the Closing Time, no information, which should be known, or which may after the Closing Time become known to the Vendor, its employees, representatives or agents, will prejudice, limit, extinguish or otherwise affect the respective rights of the Vendor with respect to any misrepresentation or breach of any representation, warranty, covenant or obligation of the Purchaser.

9.       COVENANTS OF THE PURCHASER

9.1.     EXECUTION OF DOCUMENTS

         At or prior to the Closing Time, the Purchaser shall execute and deliver all of the documents that it must deliver in order to satisfy the conditions set out in Article 13.

9.2.     REGISTRATION OF DOCUMENTS

         Without limiting its obligations under Section 18.10, the Purchaser shall do all such things as are required and customary to register such documentation as may be required to effect the transfer of the Purchased Shares to the Purchaser.

9.3.     PAYMENT OF THE PURCHASE PRICE

         At and after Closing, subject to the provisions of Section 10.1, the Purchaser shall pay to the Vendor the portions of the Purchase Price as they become due in accordance with the schedule set out in Section 2.2.

9.4.     VENDOR'S RIGHT TO APPOINT A DIRECTOR

         The Purchaser covenants and agree that:

         (a) on the Closing Date (or on any date thereafter and on or before that date which is three years from the Closing Date), the Vendor shall have the right to appoint a representative of the Vendor to the Board of Directors of the Purchaser; and

         (b) if such appointment is to be made on the Closing Date, that person shall be granted a stock option to purchase up to 500,000 shares of the Purchaser at the price of the financing referenced in Section 12.11 below for a period of five years from the Closing Date.

10.      AGENCY SERVICES

10.1.    DIRECTION TO PAY COMMISSION.

         If this Agreement is not terminated pursuant to Article 16 and subject to any equities between the Vendor and the Purchaser, for the services to the Vendor in connection with the arranging of the Sales Transaction and the execution of this Agreement and the proper transfer of the Purchased Shares and title thereto to the Purchaser, the Vendor directs the Purchaser to pay or issue to the Agent as the case may be an agency fee of 3% of and from the following:

         (a)      the payment referred to in Section 2.2(a);

         (b) the 3,125,000 Centrasia Shares to be delivered to the Escrow Bank pursuant to Section 2.2(b) in escrow to be released on completion of the Closing;

         (c) the balance of the Centrasia Shares to be delivered to the Escrow Bank pursuant to Section 2.2(b) in escrow, to be dealt with in accordance with the terms of the Escrow Agreement as provided in Section 2.5; and

         (d) the payment made pursuant to Section 2.2(c), as the same may be adjusted pursuant to Section 2.4 or Section 2.5; and

         (e) the payment made pursuant to Section 2.2(d), as the same may be adjusted pursuant to Section 2.4 or Section 2.5.

10.2.    NO OTHER FEES

         Subject to the foregoing, each of the Parties acknowledges and agrees that it is not aware of any current or possible future claim for brokerage, agency, finder's fee or commission in connection with the transactions contemplated by this Agreement and that if any such claim should arise through, or under, or by virtue of any action taken by any Party, such Party shall indemnify and hold harmless the others in respect thereof.

11.      DUE DILIGENCE AND DISCLOSURE ISSUES

11.1.    ACCESS FOR INVESTIGATION

         Between the date of this Agreement and the Closing Date the Vendor shall:

         (a) permit, and shall cause the Company and RPI to permit the Purchaser and its directors, officers, employees, agents, advisors and other representatives, to have access during normal business hours to inspect, investigate and report on the RPI Assets and all the books, accounts, records, technical reports, governmental filings and other data of the Company and RPI (including all corporate, accounting and Tax records and any electronic or computer accessed data);

         (b) cause the Company and RPI to furnish, and require that both the Company's and RPI's principal bankers, appraisers and independent auditors and other advisors furnish, to the Purchaser such financial and operating data and other information with respect to the Business, the subsoil within the Licence Area and the Assets of both the Company and RPI as the Purchaser shall from time to time reasonably request to allow confirmation of the matters warranted in Article 4; and

         (c) assist the Purchaser and its accountants to prepare the Audited Financial Statements.

11.2.    CONFIDENTIALITY

         The Purchaser shall hold and shall ensure that its directors, officers, employees, agents, advisors and other representatives hold the information received in relation to any inspections conducted under
         Section 11.1 above in confidence, subject to the right of any Party to release any information as required by Applicable Law and subject to the availability of such information through other public sources.

11.3.    NEWS RELEASES AND DISCLOSURE

         No news release, public notice or other publicity concerning the Sale Transaction will be made without the prior approval of all Parties hereto, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing:

         (a) if any disclosure or announcement is required by law concerning the Sale Transaction, the party or Parties making such disclosure may do so without the prior approval of all Parties hereto, so long as they consult with such other Parties as to the wording of such disclosure or announcement prior to releasing it; and

         (b) the Purchaser will be entitled, without the prior approval of any other party hereto, to disclose a brief description of the acquisition and a general description of the Sale Transaction for publication in public disclosure documents; provided that the approval of the other Parties, not to be unreasonably withheld or delayed, shall be required if such description includes any information not previously made or released to the public.

11.4.    DISCLOSURE ACKNOWLEDGEMENTS

         The Vendor acknowledges that in accordance with the requirements of the TSX Venture Exchange (on which the shares of the Purchaser are listed for trading) and of the relevant Canadian securities regulatory authorities:

         (a) a shareholder of the Vendor may have to provide the Purchaser with a personal information form (in Form 2A of the TSX Venture Exchange);

         (b) the Vendor will become an "insider" (as defined in the policies of the TSX Venture Exchange and by relevant Canadian securities laws) of the Purchaser at Closing by virtue of it owning more than 10% of the issued shares of the Purchaser, and it will be required to file insider reports and it will have to issue an "early warning" news release in accordance with the relevant Canadian securities laws.

12.      PURCHASER'S CONDITIONS OF CLOSING

The obligation of the Purchaser to complete the transactions contemplated by this Agreement is subject to the following conditions to be fulfilled or performed prior to Closing, which conditions are for the exclusive benefit of the Purchaser and may be waived, in whole or in part, by the Purchaser in its sole discretion:

12.1.    TRUTH AND ACCURACY OF REPRESENTATIONS OF THE VENDOR AT CLOSING

         The representations and warranties of the Vendor made in Article 4 shall be true and correct at the Closing Time with the same force and effect as if made at and as of the Closing Time and the Purchaser shall have received from the Vendor a certificate executed by the Vendor certifying the representations and warranties of the Vendor set forth in Article 4 are true and correct as at the Closing Date.

12.2.    PERFORMANCE OF OBLIGATIONS

         The Vendor shall have performed and complied with all of its the obligations under this Agreement.

12.3.    ABSENCE OF INJUNCTIONS

         No statute, rule, regulation, Order, temporary restraining order, preliminary or permanent injunction or other order enacted, entered promulgated, enforced or issued by any Governmental Authority or other legal restraint preventing or prohibiting the transactions contemplated by this Agreement shall be in effect and no Action shall have been instituted or be pending before any Governmental Authority to restrain or prohibit the transactions contemplated by this Agreement.

12.4.    ABSENCE OF CHANGE OF CONDITIONS

         No event shall have occurred or condition or situation shall have arisen or Applicable Law shall have been introduced that could reasonably be expected to have a Material Adverse Effect upon the financial condition, results of operations or business prospects of the Company or RPI.

12.5.    CLOSING DOCUMENTATION

         The  Purchaser   shall  have  received  from  the  Vendor  and,   where
         applicable,   the   Company   and/or   RPI,   the   following   closing
         documentation:

         (a)      a  certificate   of  incumbency  of  the  Vendor  showing  the
                  authorized signatories of the Vendor and their signatures;

         (b) a certified copy of the appropriate register of members of RPI showing the Company as the registered owner of the RPI Shares;

         (c) share certificate(s) representing the Purchased Shares issued in the name of the Vendor, duly endorsed for transfer to the Purchaser;

         (d) a certified copy of resolutions of the directors of the Company authorizing the transfer of the Purchased Shares to the Purchaser, the registration of the Purchased Shares in the name of the Purchaser, the issue of share certificates representing the Purchased Shares registered in the name of the Purchaser and effecting the necessary changes in the directors and officers of the Company;

         (e) a certified copy of resolutions of the holder of the shares of the Company authorizing the transactions contemplated by this Agreement and the transfer of the Purchased Shares to the Purchaser;

         (f) share certificates for the Purchased Shares registered in the name of the Purchaser, signed by the appropriate director(s) and/or officer(s) of the Company or by the Department of Registrar of Companies of Ministry of Commerce, Industry and Tourism of Cyprus as appropriate under the laws of Cyprus;

         (g) a certified copy of certificate of shareholders showing the Purchaser as the registered owner of the Purchased Shares, issued by the Department of Registrar of Companies of Ministry of Commerce, Industry and Tourism of Cyprus;

         (h) duly signed resignations of each of the directors and officers of the Company designated by the Purchaser;

         (i) all other necessary consents, waivers, including consents to change of control or waivers of pre-emptive rights, and authorizations required to enable the transfer of the Purchased Shares to the Purchaser pursuant to this Agreement;

         (j) all such instruments of transfer, duly executed, that in the opinion of the Purchaser, acting reasonably, are necessary to effect and evidence the transfer of the Purchased Shares to the Purchaser free and clear of all Encumbrances;

         (k) the corporate minutes books and all other Books and Records of both the Company and RPI, accurate and current in all material respects;

         (l)      the corporate seal of both the Company and RPI, if any;

         (m)      the certificate of the Vendor referred to in Section 12.1;

         (n) written resignations of all directors and officers of the Company and RPI as determined by the Purchaser, together with an executed general mutual release from each of them in form and substance satisfactory to the Purchaser, acting reasonably;

         (o) if the Audited Financial Statements are available, a certificate executed by the Vendor certifying that the Audited Financial Statements were prepared in accordance with International Financial Reporting Standards and are substantially correct in every particular and present fairly and accurately the assets, liabilities and financial condition and position of the Company and RPI on a consolidated basis as at the date thereof and such consolidated financial statements contain no direct or implied statement of a material fact which is untrue on the date of such consolidated financial statements and do not omit to state any material fact which is required by International Financial Reporting Standards or by Applicable Law to be stated or reflected therein or which is necessary to make the statements contained therein not misleading;

         (p) such other documents as the Purchaser may reasonably require to complete the purchase and sale of the Purchased Shares;

         (q)      the Shareholder Guarantee;

         (r)      the Shareholders' Agreement; and

         (s)      the Escrow Agreement.

12.6.    LEGAL OPINION

         The Purchaser shall have received an opinion satisfactory to it from the Vendor's Solicitors addressed to it and to Magellan as to:

         (a) the validity of the incorporation of the Company, the good standing of the Company, the validity of the issue and full payment of the Purchased Shares;

         (b) the validity of the incorporation of RPI, the good standing of RPI, the validity of the issue and full payment of the RPI Shares;

         (c)      the  due   authorization,   execution  and  delivery  of  this
                  Agreement by the Vendor and that it is legal, valid and binding and enforceable against the Vendor;

         (d)      the  due   authorization,   execution   and  delivery  of  the
                  Shareholder Guarantee and that it is legal, valid and binding and enforceable against the signatories to it;

         (e)      the  due   authorization,   execution   and  delivery  of  the
                  Shareholder's Agreement and that it is legal, valid and binding and enforceable against the signatories to it;

         (f) the due authorization, execution and delivery of the Escrow Agreement and that it is legal, valid and binding and enforceable against the Vendor; and

         (g) a title opinion on the Licences in the form acceptable to the Purchaser's local Russian legal counsel and the Purchaser's Solicitors.

12.7.    GOOD TITLE TO PURCHASED SHARES

         The Purchaser shall have received all documents required for the Purchaser to have acquired from the Vendor, valid title to the Purchased Shares free and clear of all Encumbrances, all of which the Purchaser covenants to deliver.

12.8.    NO ACTION

         No Action shall have been commenced or continued in any jurisdiction and there shall be no other claims, in any case that in the reasonable opinion of the Purchaser have a reasonable possibility of adversely affecting the title of the Purchaser to the Purchased Shares or the carrying on of the management of the Company and/or RPI or the Business in the ordinary course after Closing.

12.9.    NO DEFAULT

         The Purchaser shall be satisfied, acting reasonably, that the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement shall not constitute defaults under any Material Contracts or any of the Licences.

12.10.   NI 43-101 REPORT

         The Purchaser shall have received in respect of the Licences a technical report under National Instrument 43-101 Standards of Disclosure for Mineral Projects signed in accordance with Section 6.2 thereof.

12.11.   FINANCING

         The Purchaser shall have received financing commitments satisfactory to it to assure its ability to put the Purchaser in sufficient funds to make the payments required by this Agreement and to provide the funds to carry out the necessary work programs within the Licence Area.

12.12.   CONSENTS, AUTHORIZATIONS AND REGULATORY APPROVAL

         All consents, approvals, orders and authorizations of any Persons required in connection with the completion of any of the transactions contemplated by this Agreement shall have been obtained by the Purchaser including, without limitation:

         (a) approval of the Sale Transaction and the other transactions contemplated hereunder by the Board of Directors of the Purchaser;

         (b) approval of the Sale Transaction and the other transactions contemplated hereunder by the holders of a majority of the issued common shares of the Purchaser; and

         (c) the Purchaser shall have obtained from the TSX Venture Exchange (i) approval for the issuance of the Centrasia Shares pursuant to this Agreement, and (ii) acceptance for filing of this Agreement and of the completion of the transactions contemplated hereunder, if required.

All of the foregoing conditions are declared to be for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing in whole or in part on or before the Closing Date. Notwithstanding any such waiver, the completion of transactions contemplated by this Agreement by the Purchaser shall not prejudice or affect in any way the rights of the Purchaser and Magellan respectively in respect of the representations and warranties of the Vendor in this Agreement.

13.      VENDOR'S CONDITIONS OF CLOSING

The obligation of the Vendor to complete the transactions contemplated by this Agreement is subject to the following conditions to be fulfilled or performed prior to Closing, which conditions are for the exclusive benefit of the Vendor and may be waived, in whole or in part, by the Vendor in its sole discretion:

13.1.    TRUTH AND ACCURACY OF REPRESENTATIONS OF THE PURCHASER AT CLOSING

         The representations and warranties of the Purchaser made in Article 8 shall be true and correct at Closing and with the same force and effect as if made at and as of Closing and the Vendor shall have received from the Purchaser a certificate executed by the Purchaser certifying that the representations and warranties of the Purchaser set forth in Article 8 are true and correct as at the Closing Date.

13.2.    PERFORMANCE OF OBLIGATIONS

         The Purchaser shall have fulfilled or complied with all covenants contained in this Agreement to be fulfilled or complied with by it at or prior to the Closing.

13.3.    ABSENCE OF INJUNCTIONS

         No statute, rule, regulation, Order, temporary restraining order, preliminary or permanent injunction or other order enacted, entered promulgated, enforced or issued by any Governmental Authority or other legal restraint preventing or prohibiting the transactions contemplated by this Agreement shall be in effect and no Action shall have been instituted or be pending before any Governmental Authority to restrain or prohibit the transactions contemplated by this Agreement.

13.4.    PURCHASE PRICE

         The $6,000,000 referred to in Section 2.2(a) shall have been delivered as therein provided and the Centrasia Shares shall have been issued to the Vendor as provided for in Section 2.2(b).

All of the foregoing conditions are declared to be for the exclusive benefit of the Vendor and may be waived by the Vendor in writing in whole or in part on or before the Closing Date. Notwithstanding any such waiver, the completion of the transactions contemplated by this Agreement by the Vendor shall not prejudice or affect in any way the rights of the Vendor in respect of the representations and warranties of the Purchaser in this Agreement.

14.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

14.1.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties contained in this Agreement, including any Schedule, in any documents to be executed and delivered pursuant to this Agreement and in any documents executed and delivered in connection with the completion of the transactions contemplated in this Agreement shall survive the Closing of the transactions contemplated in this Agreement, notwithstanding such Closing and notwithstanding any investigations made by or on behalf of the Parties hereto or the waiver of any condition precedent by the Purchaser or the Vendor, as the case may be, and shall continue in full force and effect from the Closing Date, for a period of (and claims based upon or arising out of such representations and warranties may be asserted at any time before the date which shall be) five years following the Closing Date, except with respect to:

         (a) the representations and warranties of the Vendor with respect to Tax Liability or other Tax matters, set out under Section 4.31, which shall survive until thirty (30) days after the expiration of the applicable statutory limitation period for asserting claims, liabilities or obligations against the Company and/or RPI, as the case may be, in respect of the subject matter of such representations and warranties;

         (b) the representations and warranties contained in Sections 4.1 (Authority and Authorization), 4.2 (Validity and Enforceability), 4.3 (Organization, Qualification and Good Standing), 4.5 (Authorized and Issued Capital), 4.6 (Title to the Purchased Shares and the RPI Shares), 4.23 (Title to the Assets), 4.35 (Employee Plans) and 4.38 (Environmental Matters) which shall survive the Closing and continue in effect indefinitely;

         (c) a claim for breach of any of the representations and warranties by the Vendor in or pursuant to this Agreement involving fraud or fraudulent misrepresentation on the part of the Vendor may be made against the Vendor at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

         The Parties hereby acknowledge that if notice regarding any matter contemplated in this Section 14.1 is given by any Party, acting in good faith, to the other Parties within the relevant time period specified in this Section 14.1 and if before such matter has been fully dealt with pursuant to this Agreement the relevant time period would expire, the time period in question shall be deemed to be extended (with respect to such matter only) until such matter has been fully dealt with pursuant to this Agreement.

14.2.    SURVIVAL OF COVENANTS

         The covenants and agreements contained in this Agreement, including any Schedule, in any documents to be executed and delivered pursuant to this Agreement and any documents executed and delivered in connection with the completion of the transaction contemplated in this Agreement shall survive the Closing and, notwithstanding such Closing, shall continue in full force and effect following the Closing Date for the benefit of the other Party(s) in accordance with the terms thereof, indefinitely.

15.      INDEMNITIES

15.1.    VENDOR'S INDEMNITY

         The Vendor agrees to indemnify and save harmless the Purchaser and Magellan from all claims, demands, proceedings, losses, damages, liabilities, deficiencies, costs and expenses (including, without limitation, all reasonable legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement) (collectively "LOSSES") suffered or incurred by the Purchaser or Magellan as a result of or arising directly or indirectly out of or in connection with any breach by the Vendor of any representation, warranty, obligation or covenant of the Vendor contained in this Agreement.

15.2.    PURCHASER'S INDEMNITY

         The Purchaser agrees to indemnify and save harmless the Vendor from all Losses (as defined in Section 15.1) suffered or incurred by the Vendor as a result of or arising directly or indirectly out of or in connection with any breach by the Purchaser of any representation, warranty, obligation or covenant of the Purchaser contained in this Agreement.

15.3.    CLAIMS

         In the event that the Purchaser and/or Magellan or the Vendor (the "CLAIMING PARTY") shall become aware of any claim, proceeding or other matter (a "CLAIM") in respect of which the other Party (the "INDEMNIFYING PARTY") agreed to indemnify the Claiming Party pursuant to this Agreement, the Claiming Party shall give written notice thereof to the Indemnifying Party which notice shall specify, if known, the amount of the Claim. If the Claim arises as a result of a claim by a person against the Claiming Party, the Claiming Party shall have the right, at the expense of the Indemnifying Party, to contest, defend, settle or pay the amount claimed and to retain counsel and other experts or advisers selected by the Claiming Party in its discretion in connection therewith. The Indemnifying Party shall pay to the Claiming Party all amounts for which the Indemnifying Party is liable pursuant to this Section within 30 days after the Claiming Party incurs the Loss in respect of which such Liability arises.

15.4.    VENDOR'S CERTIFICATE

         Notwithstanding anything contained in this Agreement, each of the Purchaser and Magellan shall be entitled to fully pursue all rights or remedies available to it in law or in equity if either or both of the Vendor's Certificates are untrue, and nothing contained in this Agreement shall limit or restrict the claims or remedies of the Purchaser against the persons declaring such certificates, it being acknowledged by the Parties that the Purchaser and Magellan shall be relying on the truth of the Vendor's Certificates in completing the transactions contemplated by this Agreement.

16.      TERMINATION

16.1.    TERMINATION

         (a) If any condition contained in Article 12 is not satisfied at or before the Closing Date to the satisfaction of the Purchaser acting reasonably, then the Purchaser may by notice to the Vendor terminate this Agreement and the obligations of the Parties hereunder (except as otherwise herein provided) but without detracting from the rights of the Purchaser arising from any breach by the Vendor but for which the condition would have been satisfied.

         (b) If any condition contained in Article 13 is not satisfied at or before the Closing Date to the satisfaction of the Vendor acting reasonably, then the Vendor may by notice to the Purchaser terminate this Agreement and the obligations of the Parties hereunder (except as otherwise herein provided) but without detracting from the rights of the Vendor arising from any breach by the Purchaser but for which the condition would have been satisfied.

         (c)      This Agreement may be terminated:

                  (i) by the mutual agreement of the Vendor and the Purchaser; or

                  (ii) by the Vendor by notice to the Purchaser in the event the Purchaser, in breach of this Agreement, fails to make the payment and issue the Centrasia Shares required by Sections 2.2(a) and (b) within 60 Business Days after the Closing Date.

         (d) If this Agreement is terminated in accordance with the foregoing provisions of this Section 16.1, no Party shall have any further liability to perform its obligations hereunder except as otherwise contemplated hereby, and provided that, subject to Section 16.2, neither the termination of this Agreement nor anything contained in this Section 16.1(d) shall relieve any Party from any liability for any breach by it of this Agreement, including from any inaccuracy in its representations and warranties and any non-performance by it of its covenants made herein.

16.2.    REMEDIES

         The Parties hereto acknowledge and agree that an award of money damages would be inadequate for any breach of this Agreement by any Party or its representatives and any such breach would cause the non-breaching Party irreparable harm. Accordingly, the Parties hereto agree that, in the event of any breach or threatened breach of this Agreement by one of the Parties, the non-breaching Party will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to each of the Parties.

16.3.    DAMAGE OR EXPROPRIATION

         If, during the Interim Period, all or any substantial portion of the RPI Assets are destroyed or substantially damaged by fire or other hazard or shall be expropriated or seized by any Governmental Authority or any other person in accordance with Applicable Law, or if notice of any such expropriation or seizure shall have been given in accordance with Applicable Law, the Purchaser shall have the option, exercisable by notice to the Vendor given prior to the Closing Date:

         (a) to terminate this Agreement and not complete the transactions herein contemplated, in which case the Purchaser shall be released from all obligations hereunder as of and from the giving of such notice; or

         (b) to complete the transactions herein contemplated with a reduction of the Purchase Price by the net amount equivalent to the cost of repair or, if expropriated or seized or if destroyed or damaged beyond repair, by the net amount equivalent to the replacement cost of the property or assets so expropriated, seized, damaged or destroyed, after taking into account all proceeds of any insurance or compensation for such destruction, damage, expropriation or seizure received by the RPI.

         If any loss, damage or claim for which insurance is carried by RPI arises during the Interim Period, the Purchaser, as a condition of Closing, shall be entitled to be satisfied that the insurers recognize the claim of RPI for payment in accordance with the provisions of the relevant insurance policies.

17.      POST-CLOSING TRANSACTION

In consideration of $10 now paid by Magellan to the Vendor and other good and valuable consideration (the receipt and sufficiency of which is acknowledged by the Vendor) the Vendor acknowledges that after the Closing the Purchaser intends to sell, assign, transfer and convey the Purchased Shares to Magellan and Magellan intends to purchase the Purchased Shares from the Purchaser in reliance on the representations and warranties and covenants of the Vendor in this Agreement and the Vendor agrees with Magellan that it may do so.

18.      MISCELLANEOUS

18.1.    PUBLIC NOTICES

         The Parties agree that all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and co-ordinated and no Party shall act unilaterally in this regard without the prior approval of the others, such approval not to be unreasonably withheld.

18.2.    NOTICES

         Any notice or other writing required or permitted to be given under this Agreement or for the purposes of this Agreement shall be sufficiently given if delivered, faxed or e-mailed to the Party to whom it is given or, if mailed, by prepaid registered mail addressed to such Party at:

         (a)      If to the Purchaser or Magellan at:

                  Centrasia Mining Corp.
                  300 - 1055 W. Hastings St.
                  Vancouver, BC V6E 2E9
                  Attention:  Mr. Douglas Turnbull

                  fax number: 604.688.4169

                  email: dturnbull@centrasiamining.com

                  and with a copy to:

                  Thomas Rondeau LLP
                  Attention: James L. Harris
                  P.O. Box 10037, Pacific Centre
                  Suite 1925, 700 West Georgia St.
                  Vancouver, BC  V7Y 1A1  CANADA
                  fax number: 604.688.6995

                  email: jharris@thomasrondeau.com

         (b)      If to the Vendor at:

                  Stargate Solutions Ltd.
                  P.O. Box 116
                  Sea Meadow House
                  Blackburne Highway
                  Road Town, Tortola
                  British Virgin Islands
                  Attention:  Mr. Stanley Edward Williams

                  fax number: o[number]

                  email: o[e-mail address]

                  with a copy to the Vendor's Solicitors at:

                  AGA Mangement
                  40 Stremyanny Lane
                  Bld 4, Seventh Floor
                  Moscow, 225054, Russia

                  fax number: +7 (495) 644-42-42

                  email: Olga.Sorokina@agamanagement.com

         or at such other address as the Party to whom such writing is to be given shall have last notified to the Party giving the same in the manner provided in this clause. Any notice mailed shall be deemed to have been given and received on the fifth Business Day next following the date of its mailing unless at the time of mailing or within five Business Days thereafter there occurs a postal interruption which could have the effect of delaying the mail in the ordinary and usual course, in which case any notice shall only be effectively given if actually delivered, faxed or e-mailed. Any notice delivered, faxed or e-mailed to the Party to whom it is addressed shall be deemed to have been given and received on the Business Day next following the day it was delivered, faxed or e-mailed.

18.3.    SEVERABILITY

         If a court of other tribunal of competent jurisdiction determines that any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

18.4.    ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, oral or written, by and between any of the Parties or their respective affiliates with respect to the subject matter of this Agreement; provided that the Loan Agreement continues in full force and effect.

18.5.    SURVIVAL

         All covenants, agreements, representations and warranties contained herein shall survive the closing of the transactions contemplated hereunder.

18.6.    NOTICES

         All notices, requests, demands or directions to one Party hereto by another Party hereto shall be in writing indicating that such notice, request, demand or direction is being given pursuant to this Agreement and delivered to the address of the Party set out above, or to such other address as may be specified by such Party to the other in a notice given in the manner herein provided.

18.7.    MODIFICATION; WAIVER

         No supplement, modification, waiver or termination of this Agreement shall be binding unless such supplement, modification, waiver or termination is duly executed in writing by each of the Parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provisions (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly agreed to in writing by the Party to be bound thereby.

18.8.    TIME

         Time shall be of the essence of this Agreement.

18.9.    DISPUTE RESOLUTION AND GOVERNING LAW

         Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by the London Court of International Arbitration under the LCIA Rules, which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The seat, or legal place, of arbitration shall be London, England. The language to be used in the arbitral proceedings shall be English. The governing law of this Agreement shall be the substantive law of England.

18.10.   FURTHER ASSURANCES

         The Parties shall with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to give effect to the purpose of this Agreement and carry out its provisions whether before or after the Closing Date.

18.11.   ASSIGNMENT

         No Party may assign this Agreement without the consent of the other Parties, except that the Purchaser may assign this Agreement to Magellan or any other Affiliate.

18.12.   ENUREMENT

         This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

18.13.   COUNTERPARTS

         This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument.



IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the day and year first above written.


STARGATE SOLUTIONS LTD.                      MAGELLAN HOLDINGS ( BVI ) CORP.



/s/ Stanley Williams                          /s/  Douglas Turnbull
______________________________                ______________________________

Signature of authorized person                Signature of authorized person
Name: Stnaley Williams                        Name: Douglas Turnbull
Position: President                           Position:  Director


CENTRASIA MINING CORP.


/s/  Douglas Turnbull
______________________________
Signature of authorized person
Name:  Douglas Turnbull
Position:  President

                                 SCHEDULE 4.4(B)

                       CORPORATE PREDECESSORS OF RPI, ETC.

                                  SCHEDULE 4.9

                             CONSENTS AND APPROVALS

                                SCHEDULE 4.11(B)

                                  SHARES OWNED

                                  SCHEDULE 4.14

                   AGREEMENTS (OTHER THAN MATERIAL CONTRACTS)

                                  SCHEDULE 4.15

                               MATERIAL CONTRACTS

                                  SCHEDULE 4.18

                                EQUIPMENT LEASES

                                  SCHEDULE 4.19

                                    LICENCES

                                  SCHEDULE 4.22

                    PERMITS (INCLUDING ENVIRONMENTAL PERMITS)

                                  SCHEDULE 4.26

                              FINANCIAL STATEMENTS

                                  SCHEDULE 4.30

                      BANK ACCOUNTS AND POWERS OF ATTORNEY

                                  SCHEDULE 4.35

                          EMPLOYEES AND EMPLOYEE PLANS

                                SCHEDULE 4.38(L)

                                 LEASED PROPERTY

                                  SCHEDULE 7.4

                       CORPORATE INFORMATION FOR CENTRASIA

Centrasia Mining Corp. ("Centrasia") was incorporated under the Company Act (British Columbia) on December 10, 1999 under the name "Buck Ventures Ltd." On May 10, 2000, Centrasia changed its name to "QDM Ventures Ltd.". On September 25, 2001 it changed its name to "California Exploration Ltd.". On June 3, 2004, it changed its name to "Baradero Resources Limited. On September 12, 2005, it changed its name to "Centrasia Mining Corp.".



A list of the current subsidiaries of Centrasia is as follows, all of which are 100% owned:


                          ----------------------------
                             Centrasia Mining Corp.
                               (British Columbia)
                          ----------------------------
                                       |
                                       |
                                       |
             --------------------------------------
             |                                     |
             |100%                                 |100%
             |                                     |
------------------------------        ------------------------------
      0724000 B.C. Ltd.                Magellan Holdings (BVI) Corp.
     (British Columbia)                  (British Virgin Islands)
------------------------------        ------------------------------
                                                   |
                                                   |100%
                                                   |
                                      ------------------------------
                                          Magellan Gold (BVI) Inc.
                                          (British Virgin Islands)
                                      ------------------------------
                                                   |
                                                   |100%
                                                   |
                                 ---------------------------------
                                 |                               |
                                 |100%                           |100%
                                 |                               |
                     --------------------------      --------------------------
                          Bulakashu Mining                Centrasia Mining
                            Company Ltd.                   Kazakhstan Ltd.
                          (Kyrgyz Republic)           (Republic of Kazakhstan)
                     --------------------------      --------------------------

In addition, Centrasia had a subsidiary in the United States, which was abandoned in 2005.

                            SHARE PURCHASE AGREEMENT
                               AMENDING AGREEMENT

THIS AGREEMENT is made this 30th day of May, 2007

BETWEEN:

         STARGATE SOLUTIONS LTD. a corporation incorporated under the laws of the British Virgin Islands having is registered office at P.O. Box 116, Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands

         (the "VENDOR")

AND:

         CENTRASIA MINING CORP., a corporation incorporated under the laws of British Columbia and having an office at 300 - 1055 W. Hastings Street Vancouver, British Columbia C V6E 2E9

         (the "PURCHASER")

AND:

         MAGELLAN HOLDINGS ( BVI ) CORP., a corporation incorporated under the laws of the British Virgin Islands and having an office at c/o HWR Services Limited, Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands

         ("MAGELLAN")

WHEREAS:

A. The parties entered into a Share Purchase Agreement dated May 11, 2007 (the "SPA");

B.       The parties wish to amend the SPA as hereinafter provided.

THIS AGREEMENT WITNESSES THAT in consideration of the representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.       INTERPRETATION

1.1.     Defined Terms

         All capitalized terms used but not defined in this Agreement but defined in the SPA have the meanings assigned to them respectively in the SPA.

1.2.     Importation of Terms

         The provisions in Sections 1.2 to 1.7, 1.10 and 1.11 of the SPA are incorporated herein by reference with the necessary changes.

2.       ADDITIONAL LOAN

2.1.     $500,000

         The Purchaser will use reasonable commercial efforts to arrange for an advance of $500,000 (the "Additional Loan") as a loan to RPI by Prussian Capital Corporation, on terms and conditions to be settled between Prussian Capital Corporation and RPI, subject to the approval of the Purchaser.

2.2.     Use of Proceeds

         The Vendor will cause RPI to use the proceeds of the Additional Loan only to carry out work on the Licence Area under the supervision of an individual designated by the Purchaser and to pay outstanding indebtedness of the Company, the work to be carried out and the indebtedness to be repaid to be as the Purchaser may approve in writing.

3.       CHANGE IN PURCHASE PRICE TERMS

3.1.     $200,000 Letter of Credit

         In lieu of delivering a letter of credit for $200,000 to the Escrow Bank in escrow pursuant to Section 2.3 of the SPA, the Purchaser may elect to deliver $200,000 to the Escrow Bank in escrow, to be held and dealt with on the same terms and conditions as the letter of credit, with the necessary changes.

3.2.     Escrow of Centrasia Shares

         The 3,125,000 Centrasia Shares which, pursuant to Section 2.2(b) of the SPA, are to be issued in the name of the Vendor and delivered to the Escrow Bank in escrow shall instead be issued as to 97% thereof to the account opened by Canaccord Capital for the benefit of the Vendor and, pursuant to Section 10.1 of the SPA, as to 3% thereof to the account opened by Canaccord Capital for the benefit of the Agent, and the certificates for all such shares shall be delivered in escrow to:

                  Thomas Rondeau LLP
                  Attention: James L. Harris
                  Suite 1925, 700 West Georgia St.
                  Vancouver, BC  V7Y 1A1  CANADA

         to be held in escrow and dealt with in the same manner by Thomas Rondeau LLP as they would have been if delivered in escrow to the Escrow Bank, and on the terms of an escrow agreement which shall be the same as Escrow Agreement 2 with the necessary changes.

3.3.     Prepayment of $1,000,000

         If the  Closing  Date has not  occurred  on or before June 25, 2007 the
         Purchaser may, at its option, prepay $1,000,000 of the $6,000,000 referred to in Section 2.2(a) of the SPA on or before June 25, 2007 to the Vendor, in which event:

         (a) the $6,000,000 to be paid pursuant to Section 2.2(a) of the SPA on the Closing Date by the Purchaser to the Escrow Bank, in escrow under the terms of Escrow Agreement 2, shall be reduced to $5,000,000;

         (b) Section 2.3 of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 5, 2007 and replacing $6,000,000 wherever it appears with $5,000,000;

         (c) Section 2.4(a) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 5, 2007 and replacing $6,000,000 wherever it appears with $5,000,000;

         (d) Section 2.4(b) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 5, 2007 and replacing $6,000,000 wherever it appears with $5,000,000;

         (e) Section 2.4(c) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 5, 2007, replacing $6,000,000 wherever it appears with $5,000,000 and replacing $6,600,000 with $5,600,000;

         (f) Section 2.4(d) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 5, 2007, replacing $6,000,000 wherever it appears with $5,000,000 and replacing $6,200,000 with $5,200,000;

         (g) the reference in Section 10.1(a) of the SPA to the payment referred to in Section 2.2(a) shall be deemed to be a reference to the payment of $5,000,000; and

         (h) the reference in Section 13.4 of the SPA to the $6,000,000 referred to in Section 2.2(a) shall be deemed to be a reference to $5,000,000.

3.4.     Payment by Wire Transfer

         The Purchaser shall be deemed to have prepaid $1,000,000 of the Purchase Price pursuant to Section 3.1 when appropriate wire transfer instructions have been given by it to its bank.

3.5.     Repayment on Termination

         If the Purchaser  prepays  $1,000,000 of the Purchase Price pursuant to
         Section 3.2 hereof and the SPA is subsequently terminated by the Purchaser pursuant to Section 16.1 thereof, the Vendor will repay $1,000,000 to the Purchaser on demand with interest until paid at an annual rate of 15%.

4.       MISCELLANEOUS

4.1.     Status of SPA

         The SPA as amended and supplemented hereby continues in full force and effect.

4.2.     Time

         Time shall continue to be of the essence of the SPA as amended and supplemented by this Agreement.

4.3.     Enurement

         This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

4.4.     Counterparts

         This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the day and year first above written.


STARGATE SOLUTIONS LTD.                  MAGELLAN HOLDINGS ( BVI ) CORP.



/s/ Stanley Edward Williams              /s/ Douglas Turnbull
______________________________           ______________________________
Signature of authorized person           Signature of authorized person
Name:  Stanley Edward Williams           Name:  Douglas Turnbull
Position:  Director                      Position:  Director


CENTRASIA MINING CORP.




/s/ Douglas Turnbull
______________________________
Signature of authorized person
Name:  Douglas Turnbull
Position:  President and CEO

                            SHARE PURCHASE AGREEMENT
                           AMENDING AGREEMENT (NO. 2)

THIS AGREEMENT is made the 22nd day of June, 2007

BETWEEN:

         STARGATE SOLUTIONS LTD. a corporation incorporated under the laws of the British Virgin Islands having is registered office at P.O. Box 116, Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands

         (the "VENDOR");

AND:

         CENTRASIA MINING CORP., a corporation incorporated under the laws of British Columbia and having an office at 300 - 1055 W. Hastings Street Vancouver, British Columbia C V6E 2E9

         (the "PURCHASER");

AND:

         MAGELLAN HOLDINGS ( BVI ) CORP., a corporation incorporated under the laws of the British Virgin Islands and having an office at c/o HWR Services Limited, Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands

         ("MAGELLAN").

WHEREAS:

A. The parties entered into a Share Purchase Agreement dated May 11, 2007 (the "SPA") and into a Share Purchase Agreement Amending Agreement dated June 8, 2007 ("AMENDING AGREEMENT NO. 1");

B. The parties wish to amend and supplement the SPA and Amending Agreement No. 1 as hereinafter provided.

THIS AGREEMENT WITNESSES THAT in consideration of the representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.       INTERPRETATION

1.1.     Defined Terms

         All capitalized terms used but not defined in this Agreement but defined in the SPA have the meanings assigned to them respectively in the SPA.

1.2.     Importation of Terms

         The provisions in Sections 1.2 to 1.7, 1.10 and 1.11 of the SPA are incorporated herein by reference with the necessary changes.

2.       CHANGE IN PURCHASE PRICE TERMS

2.1.     Prepayment of $1,500,000

         If the  Closing  Date has not  occurred  on or before June 25, 2007 the
         Purchaser may, at its option, prepay $1,500,000 of the $6,000,000 referred to in Section 2.2(a) of the SPA on or before June 25, 2007 to the Vendor, in which event:

         (a) the $6,000,000 to be paid pursuant to Section 2.2(a) of the SPA on the Closing Date by the Purchaser to the Escrow Bank, in escrow under the terms of Escrow Agreement 2, shall be reduced to $4,500,000;

         (b) Section 2.3 of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 20, 2007 and replacing $6,000,000 wherever it appears with $4,500,000;

         (c) Section 2.4(a) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 20, 2007 and replacing $6,000,000 wherever it appears with $4,500,000;

         (d) Section 2.4(b) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 20, 2007 and replacing $6,000,000 wherever it appears with $4,500,000;

         (e) Section 2.4(c) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 20, 2007, replacing $6,000,000 wherever it appears with $4,500,000 and replacing $6,600,000 with $5,100,000;

         (f) Section 2.4(d) of the SPA shall be and be deemed amended by replacing June 25, 2007 wherever it appears with July 20, 2007, replacing $6,000,000 wherever it appears with $4,500,000 and replacing $6,200,000 with $4,700,000;

         (g) the reference in Section 10.1(a) of the SPA to the payment referred to in Section 2.2(a) shall be deemed to be a reference to the payment of $4,500,000; and

         (h) the reference in Section 13.4 of the SPA to the $6,000,000 referred to in Section 2.2(a) shall be deemed to be a reference to $4,500,000.

2.2.     Payment by Wire Transfer

         The Purchaser shall be deemed to have prepaid $1,500,000 of the Purchase Price pursuant to Section 2.1 hereof when appropriate wire transfer instructions have been given by it to its bank.

2.3.     Repayment on Termination

         If the Purchaser  prepays  $1,500,000 of the Purchase Price pursuant to
         Section 2.1 hereof and the SPA is subsequently terminated by the Purchaser pursuant to Section 16.1 thereof, the Vendor will repay $1,500,000 to the Purchaser on demand with interest until paid at an annual rate of 15%.

2.4.     Certain Provisions of Amending Agreement No. 1 Superseded

         Subject to Section 3.1, the provisions in Sections 2.1, 2.2 and 2.3 of this Agreement supersede and replace Sections 3.3, 3.4 and 3.5 of Amending Agreement No. 1, and said Sections 3.3, 3.4 and 3.5 of Amending Agreement No. 1 shall be of no further force or effect.

3.       CONDITION PRECEDENT

3.1. This Agreement is subject to approval by the board of directors of the Purchaser, with notice of such approval to be given by the Purchaser to the Vendor in the manner provided in Section 18.2 of the SPA before 5:00 p.m. Vancouver time on June 25, 2007. If such condition is not satisfied or waived, this Agreement shall terminate and be of no force or effect.

4.       MISCELLANEOUS

4.1.     Status of SPA

         The SPA and Amending Agreement No. 1 as amended and supplemented hereby continue in full force and effect.

4.2.     Time

         Time shall continue to be of the essence of the SPA as amended and supplemented by this Agreement.

4.3.     Enurement

         This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

4.4.     Counterparts

         This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the day and year first above written.

STARGATE SOLUTIONS LTD.                  MAGELLAN HOLDINGS ( BVI ) CORP.



/s/ Stanley Edward Williams              /s/ Douglas Turnbull
______________________________           ______________________________
Signature of authorized person           Signature of authorized person
Name:  Stanley Edward Williams           Name:  Douglas Turnbull
Position:  Director                      Position:  Director


CENTRASIA MINING CORP.



/s/ Douglas Turnbull
______________________________
Signature of authorized person
Name:  Douglas Turnbull
Position:  President and CEO

                    CENTRASIA MINING CORP.
                    Suite 300, 1055 West Hastings Street, Vancouver, BC  V6E 2E9
                    Telephone: (604) 688-4110  /  Fax:  (604) 688-4169
                    Website  www.centrasiamining.com

                    ------------------------------------------------------------


July 11, 2007

Stargate Solutions Ltd. and
Sergei Sergeevich Makarov, Vasiliy Ivanovich Vepritskiy and Alexander Mishchenko
c/o AGA Mangement Ltd.
40 Stremyanny Lane
Bld 4, Seventh Floor
Moscow, 225054, Russia

Dear Sirs:

SHARE PURCHASE AGREEMENT DATED MAY 11, 2007 (THE "SPA") AS AMENDED BY AMENDING AGREEMENT DATED JUNE 8, 2007 ("AMENDING AGREEMENT NO. 1") AND AMENDING AGREEMENT (NO. 2) DATED JUNE 22, 2007 ("AMENDING AGREEMENT NO. 2")

We write to confirm our agreement made for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that:

1. The governing law of the SPA, Amending Agreement No. 1, Amending Agreement No. 2 and the Shareholder Guarantee (as defined in the SPA) and the governing law of the agreement set forth in this letter shall be the law of British Virgin Islands and the SPA, Amending Agreement No. 1, Amending Agreement No. 2 and the Shareholder Guarantee are amended accordingly.

2. The SPA, Amending Agreement No. 1, Amending Agreement No. 2 and the Shareholder Guarantee as amended hereby continue in full force and effect.

3. The agreement set forth in this letter shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

Please acknowledge your agreement by signing a copy of this letter and returning it.

Yours truly,

CENTRASIA MINING CORP.                   MAGELLAN HOLDINGS ( BVI ) CORP.


/s/ Douglas Turnbull                     /s/ Douglas Turnbull
______________________________           ______________________________
Signature of authorized person           Signature of authorized person
Name:  Douglas Turnbull                  Name:  Douglas Turnbull
Position:  President and CEO             Position:  Director

Acknowledged and agreed as of the date first above written.

STARGATE SOLUTIONS LTD.


/s/ Stanley Edward Williams
______________________________
Signature of authorized person
Name:  Stanley Edward Williams
Position:  Director


/s/ SERGEI SERGEEVICH MAKAROV
_______________________________
SERGEI SERGEEVICH MAKAROV


/s/ VASILIY IVANOVICH VEPRITSKIY
_______________________________
VASILIY IVANOVICH VEPRITSKIY


/s/ ALEXANDER MISHCHENKO
_______________________________
ALEXANDER MISHCHENKO

                    CENTRASIA MINING CORP.
                    Suite 300, 1055 West Hastings Street, Vancouver, BC  V6E 2E9
                    Telephone: (604) 688-4110  /  Fax:  (604) 688-4169
                    Website  www.centrasiamining.com

                    ------------------------------------------------------------


July 13, 2007

Stargate Solutions Ltd. and
Sergei Sergeevich Makarov, Vasiliy Ivanovich Vepritskiy and Alexander Mishchenko
c/o AGA Mangement Ltd.
40 Stremyanny Lane
Bld 4, Seventh Floor
Moscow, 225054, Russia

Dear Sirs:

SHARE PURCHASE AGREEMENT DATED MAY 11, 2007 (THE "SPA") AS AMENDED BY AMENDING AGREEMENT DATED JUNE 8, 2007 ("AMENDING AGREEMENT NO. 1"), AMENDING AGREEMENT (NO. 2) DATED JUNE 22, 2007 ("AMENDING AGREEMENT NO. 2") AND AMENDING AGREEMENT (NO. 3) DATED JULY 11, 2007

We write to confirm our agreement made for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that:

1. Sections 17 of the SPA is hereby superseded and replaced with the following:

         "In consideration of $10 now paid by Magellan to the Vendor and other good and valuable consideration (the receipt and sufficiency of which is acknowledged by the Vendor) the Vendor acknowledges that after the Closing the Purchaser intends to sell, assign, transfer and convey 999 of the Purchased Shares to Magellan and 1 of the Purchased Shares to Magellan Gold (BVI) Inc. and Magellan and Magellan Gold (BVI) Inc. intend to purchase the Purchased Shares from the Purchaser in reliance on the representations and warranties and covenants of the Vendor in this Agreement and the Vendor agrees with Magellan and Magellan Gold
         (BVI) Inc. that it may do so."

2. The governing law of the agreement set forth in this letter shall be the law of British Virgin Islands.

3. The SPA, Amending Agreement No. 1, Amending Agreement No. 2 and Amending Agreement No. 3 hereby continue in full force and effect.

4. The agreement set forth in this letter shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

Please acknowledge your agreement by signing a copy of this letter and returning it.

Yours truly,

CENTRASIA MINING CORP.                   MAGELLAN HOLDINGS ( BVI ) CORP.


/s/ Douglas Turnbull                     /s/ Douglas Turnbull
______________________________           ______________________________
Signature of authorized person           Signature of authorized person
Name:  Douglas Turnbull                  Name:  Douglas Turnbull
Position:  President and CEO             Position:  Director


Acknowledged and agreed as of the date first above written.

STARGATE SOLUTIONS LTD.


/s/ Stanley Edward Williams
______________________________
Signature of authorized person
Name:  Stanley Edward Williams
Position:  Director

As a consequence of the changes noted above to Section 17 of the SPA, the shareholders of Stargate Solutions Ltd. hereby acknowledge and agree that the Shareholder's Guarantee dated July 9, 2007, as amended, shall be in favour of and to the benefit of Magellan Gold (BVI) Inc. in all respects, in addition to being in favour of and to the benefit of Centrasia Mining Corp. and Magellan Holdings (BVI) Corp.


/s/ SERGEI SERGEEVICH MAKAROV
_______________________________
SERGEI SERGEEVICH MAKAROV


/s/ VASILIY IVANOVICH VEPRITSKIY
_______________________________
VASILIY IVANOVICH VEPRITSKIY


/s/ ALEXANDER MISHCHENKO
_______________________________
ALEXANDER MISHCHENKO